UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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NKARTA, INC.
(Name of Registrant as Specified In Its Charter)
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Thursday, June 5, 2025
1:00 p.m. Pacific Time

HOW TO PARTICIPATE:
Our annual meeting will be a completely virtual meeting of stockholders. To participate, vote or submit questions during the annual meeting via live audio webcast, please visit: www.virtualshareholdermeeting.com/NKTX2025. You will not be able to attend the annual meeting in person.

ITEMS OF BUSINESS:
(1)
Elect the three Class II directors named in the accompanying Proxy Statement to serve until the Company’s 2028 annual meeting of stockholders and until their respective successors are duly elected and qualified;

(2) Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025; and
(3) Transact such other business as may properly come before the meeting or any postponements or adjournments thereof.
WHO MAY VOTE:	Stockholders of record at the close of business on April 10, 2025.
STOCKHOLDER LIST:
A list of stockholders as of the record date for the annual meeting may be accessed during the virtual annual meeting at www.virtualshareholdermeeting.com/NKTX2025 by using the control number on your Notice of Internet Availability of Proxy Materials, or on your proxy card or voting instruction form that accompanied your proxy materials.

Your vote is important to us. Whether or not you expect to attend the annual meeting via live audio webcast, please submit a proxy or voting instructions as soon as possible to instruct how your shares are to be voted at the annual meeting. If you participate in and vote your shares at the annual meeting, your proxy will not be used.
By Order of the Board of Directors,

Paul Hastings
Chief Executive Officer
April 21, 2025

1150 Veterans Boulevard
South San Francisco, CA

PROXY STATEMENT

Annual Meeting of Stockholders
To Be Held June 5, 2025
Our Board of Directors is soliciting your proxy for the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, June 5, 2025, at 1:00 p.m. Pacific Time, and at any and all postponements or adjournments of the Annual Meeting, for the purposes set forth in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement. This Proxy Statement and our 2024 Annual Report to stockholders for the year ended December 31, 2024 (the “2024 Annual Report”) are first being made available to stockholders on or about April 21, 2025.
We will be hosting the Annual Meeting via live audio webcast on the Internet. Any stockholder can listen to and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/NKTX2025. Stockholders may vote and ask questions while connected to the Annual Meeting on the Internet.
You will not be able to attend the Annual Meeting in person.
Unless the context otherwise requires, references in this Proxy Statement to “Company,” “we,” “our,” “us,” and similar terms refer to Nkarta, Inc., a Delaware corporation.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS
This Proxy Statement and our 2024 Annual Report are available on the Internet at www.proxyvote.com. These materials are also available on our corporate website at https://ir.nkartatx.com/. The other information on our corporate website does not constitute part of this Proxy Statement.

NKARTA, INC.	2025 PROXY STATEMENT	1

MEETING INFORMATION

Annual Meeting of Stockholders

TIME AND DATE 1:00 p.m. Pacific Time on Thursday, June 5, 2025	PLACE The Annual Meeting will be hosted via live audio webcast on the Internet at www.virtualshareholdermeeting.com/NKTX2025.	RECORD DATE April 10, 2025
Voting Stockholders as of the close of business on the record date are entitled to vote.
Vote by Internet at www.proxyvote.com
Vote during the meeting via the Internet at www.virtualshareholdermeeting.com/NKTX2025.

Voting Matters

PROPOSALS		BOARD RECOMMENDATION
1	Election of Directors	FOR ALL director nominees
2	Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2025.	FOR
2	2025 PROXY STATEMENT	NKARTA, INC.

PROPOSAL 1 — ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” OF THE DIRECTOR NOMINEES. UNLESS OTHERWISE INSTRUCTED, THE PROXY HOLDERS WILL VOTE “FOR ALL” THE DIRECTOR NOMINEES ON BEHALF OF STOCKHOLDERS THAT GRANTED A PROXY.

Our Board of Directors (“Board” or “Board of Directors”) is currently comprised of eight directors. Under our amended and restated certificate of incorporation (the “Certificate of Incorporation”), our Board of Directors is divided into three classes, each serving a staggered three-year term and with one class being elected at each year’s annual meeting of stockholders as follows:
•	the Class I directors are Paul Hastings, Angela Thedinga, and George Vratsanos and their terms will expire at the 2027 Annual Meeting of stockholders; and
•	the Class II directors are Michael Dybbs, Simeon George, and Leone Patterson, and their terms will expire at the Annual Meeting; and
•	the Class III directors are Ali Behbahani and Zachary Scheiner, and their terms will expire at the 2026 annual meeting of stockholders.
Upon the recommendation of the Nominating and Governance Committee of our Board of Directors, our Board has nominated each of Michael Dybbs, Simeon George, and Leone Patterson for election to our Board of Directors as Class II directors to serve until the 2028 annual meeting of stockholders and until their respective successors are duly elected and qualified. Proxies may only be voted for the three Class II directors nominated for election at the Annual Meeting.
Each of the director nominees has consented to being named in this Proxy Statement and to serving as a director, if elected. We have no reason to believe that any of the nominees will be unable or unwilling for good cause to serve if elected.
However, if any nominee should become unable for any reason or unwilling for good cause to serve, the proxy holders will vote the proxies received by them for another person nominated as a substitute by the Board of Directors, or the Board of Directors may reduce the number of directors on the Board.
Biographical Descriptions
Set forth below is biographical information about each of our director nominees and continuing directors. The primary experience, qualifications, attributes, and skills of each of our director nominees that led to the conclusion of the Nominating and Governance Committee and the Board of Directors that such nominee should serve as a member of the Board of Directors are also described below.
NKARTA, INC.	2025 PROXY STATEMENT	3

PROPOSAL 1 — ELECTION OF DIRECTORS
Nominees for Election as Class II Directors at the Annual Meeting

MICHAEL DYBBS, PH.D.
Class II Age: 50 Director Since: 2019	POSITION AND BUSINESS EXPERIENCE

Michael Dybbs, Ph.D. has served on our Board of Directors since August 2019. Dr. Dybbs is currently a Partner at Samsara BioCapital, an asset management firm focused on the life sciences industry, where he has worked since March 2017. Previously, Dr. Dybbs was a Partner at New Leaf Venture Partners, L.L.C., where he worked from May 2009 until September 2016. Before joining New Leaf Venture Partners, L.L.C., Dr. Dybbs was a Principal at the Boston Consulting Group. Dr. Dybbs has served on the board of directors of Sutro Biopharma, Inc. (NASDAQ: STRO) since July 2018 and currently serves on the boards of several privately held companies. Dr. Dybbs previously served on the boards of directors of Dimension Therapeutics, Inc., a publicly traded company acquired by Ultragenyx Pharmaceutical Inc. in 2017, and Versartis, Inc. Dr. Dybbs received an A.B. in biochemical sciences from Harvard College and a Ph.D. in molecular biology from the University of California, Berkeley, where he was awarded a Howard Hughes Medical Institute fellowship.

KEY ATTRIBUTES

We believe that Dr. Dybbs is qualified to serve on our Board of Directors due to his experience in the life sciences industry and the venture capital industry, and his leadership and management experience.

SIMEON GEORGE, M.D., M.B.A.
Class II Age: 48 Director Since: 2020	POSITION AND BUSINESS EXPERIENCE

Simeon George, M.D., M.B.A. has served on our Board of Directors since February 2020, and from February 2015 to September 2017. Dr. George is the Chief Executive Officer and Managing Partner of SR One Capital Management, LP, a transatlantic biotech venture capital firm, where he has been employed since September 2020. Previously, Dr. George was the Chief Executive Officer and President of S.R. One, Limited, now called GSK Equity Investments, Limited, an indirect, wholly-owned subsidiary of GlaxoSmithKline plc, where he had been employed since 2007. Dr. George was formerly a consultant at Bain & Company and an investment banker at Goldman Sachs and Merrill Lynch. Dr. George also currently serves on the boards of directors of several privately held companies and the following publicly held companies: CRISPR Therapeutics AG (NASDAQ: CRSP) since March 2015 and Design Therapeutics (NASDAQ: DSGN) since February 2020. Dr. George also served on the boards of directors of Principia Biopharma Inc., a publicly traded company acquired by Sanofi in 2020, from February 2011 to September 2020, Progyny, Inc. (NASDAQ: PGNY), a health benefits management company, from May 2012 to October 2019, and Turning Point Therapeutics, Inc., a publicly traded company acquired by Bristol-Myers Squibb in 2022, from May 2017 until August 2022. Dr. George received his B.A. in neuroscience from the Johns Hopkins University, where he graduated Phi Beta Kappa. He received an M.D. from the University of Pennsylvania School of Medicine and an M.B.A. (Mayer Scholar) from the Wharton School of the University of Pennsylvania.

KEY ATTRIBUTES

We believe that Dr. George is qualified to serve on our Board of Directors due to his experience in the life sciences industry and the venture capital industry, and his leadership and management experience.

4	2025 PROXY STATEMENT	NKARTA, INC.

PROPOSAL 1 — ELECTION OF DIRECTORS

LEONE PATTERSON, M.B.A.
Class II Age: 62 Director Since: 2020	POSITION AND BUSINESS EXPERIENCE

Leone Patterson, M.B.A. has served on our Board of Directors since April 2020. Ms. Patterson is Executive Vice President and Chief Business and Financial Officer of Zymeworks Inc. (NASDAQ: ZYME), a clinical-stage biotechnology company, where she has worked since September 2024. Previously, Ms. Patterson was Chief Financial and Business Officer of Tenaya Therapeutics, Inc. (NASDAQ: TNYA), a clinical-stage biotechnology company, from June 2021 to August 2024. Prior to Tenaya, Ms. Patterson held several roles at Adverum Biotechnologies, Inc. (NASDAQ: ADVM) including Chief Financial Officer from June 2016 to May 2018, Chief Executive Officer from May 2018 to June 2020, Director from October 2018 to June 2020, and President from December 2019 to June 2021. Ms. Patterson has held various senior positions at Diadexus, Inc., Transcept Pharmaceuticals, Inc., NetApp, Inc. (NASDAQ: NTAP), Exelixis, Inc. (NASDAQ: EXEL), Novartis AG (NYSE: NVS), Chiron (acquired by Novartis AG), and KPMG. Ms. Patterson has also served on the board of directors of Kalaris Therapeutics (NASDAQ: KLRS) since April 2025. Ms. Patterson served on the Oxford Biomedica plc (LSE: OXB) board of directors from April 2023 until December 2024. Ms. Patterson earned a B.S. in business administration and accounting from Chapman University and an Executive M.B.A. from St. Mary's College. Ms. Patterson is also a Certified Public Accountant (inactive status).

KEY ATTRIBUTES

We believe that Ms. Patterson is qualified to serve on our Board of Directors due to her financial expertise and over 20 years of experience in the biotechnology industry, including her leadership and management experience.

NKARTA, INC.	2025 PROXY STATEMENT	5

PROPOSAL 1 — ELECTION OF DIRECTORS
All Other Continuing Directors

PAUL HASTINGS
Class I Age: 65 Director Since: 2018	POSITION AND BUSINESS EXPERIENCE

Paul Hastings has served as our Chief Executive Officer and a member of our Board of Directors since February 2018 and previously served as our President from February 2018 until July 2024. Prior to that, Mr. Hastings served as the President, Chief Executive Officer, and Director of OncoMed Pharmaceuticals, Inc. from January 2006 until January 2018, a publicly traded, clinical-stage biopharmaceutical company. In August 2013, he was elected chairman of the board of directors of OncoMed and served in that role until January 2018. Prior to joining OncoMed, Mr. Hastings was President, Chief Executive Officer, and Director of QLT, Inc., a publicly traded biotechnology company dedicated to the development and commercialization of innovative ocular products, from February 2002 to September 2006. From 2000 to 2002, Mr. Hastings served as President, Chief Executive Officer, and Director of Axys Pharmaceuticals, Inc., which was acquired by Celera Corporation in 2001. Mr. Hastings was also previously the President of Chiron Biopharmaceuticals, a division of Chiron Corporation, President and Chief Executive Officer of LXR Biotechnology, and he held a variety of management positions of increasing responsibility at Genzyme Corporation, including President of Genzyme Therapeutics Europe and President of Worldwide Therapeutics. Mr. Hastings previously served on the board of directors of Pacira Biosciences, Inc. (NASDAQ: PCX) until January 2025, ViaCyte, Inc., which was acquired by Vertex Pharmaceuticals in 2022, Proteon Therapeutics, Relypsa, Inc., which was acquired by Galenica in 2016, ViaCell, Inc., which was acquired by Perkin Elmer in 2007, and as chairman of the board of directors of Proteolix, Inc., which was acquired by Onyx Pharmaceuticals in 2009. Mr. Hastings currently serves as a director of enGene Holdings Inc. (NASDAQ: ENGN), a clinical-stage biotechnology company focused on developing gene therapies and past Chair and current executive committee member of the Biotechnology Innovation Organization. Mr. Hastings received a B.S. in pharmacy from the University of Rhode Island.

KEY ATTRIBUTES
We believe Mr. Hastings is qualified to serve on our Board of Directors due to his extensive experience in the pharmaceutical and biotechnology industries.

6	2025 PROXY STATEMENT	NKARTA, INC.

PROPOSAL 1 — ELECTION OF DIRECTORS

ANGELA THEDINGA, M.B.A., M.P.H.
Class I Age: 43 Director Since: 2022	POSITION AND BUSINESS EXPERIENCE

Angela Thedinga, M.B.A., M.P.H. has served on our Board of Directors since March 2022. Ms. Thedinga is the founder and principal consultant for Agenvia, LLC, providing gene therapy consulting services since January 2022. Prior to that, Ms. Thedinga served as Chief Technology Officer of Adverum Biotechnologies, Inc. (NASDAQ: ADVM), a clinical-stage gene therapy company, from February 2020 to October 2021, and VP, Program Management and Strategy from August 2019 to February 2020. Previously, at AveXis, Inc., which was acquired by Novartis, Ms. Thedinga served as VP, Program Management and Chief of Staff from June 2018 to May 2019. Ms. Thedinga also held manufacturing strategy roles at AveXis, Inc., Novartis Vaccines and Diagnostics, and Abbott Laboratories (NYSE: ABT). Ms. Thedinga also served on the Technical Advisory Board for Tenaya Therapeutics, Inc. (NASDAQ: TNYA) from May 2023 to July 2024. Ms. Thedinga earned a B.S. in chemical engineering from the University of Wisconsin - Madison, M.S. in chemical engineering from the Massachusetts Institute of Technology, M.B.A. from the MIT Sloan School of Management, and M.P.H. from the University of North Carolina Chapel Hill.

KEY ATTRIBUTES
We believe that Ms. Thedinga is qualified to serve on our Board of Directors due to her experience in the life sciences industry and educational background.

GEORGE VRATSANOS, M.D., FACR
Class I Age: 61 Director Since: 2024	POSITION AND BUSINESS EXPERIENCE

George Vratsanos, M.D., FACR has served on our Board of Directors since June 2024. Dr. Vratsanos has been the President and Chief Executive Officer of Jnana Therapeutics Inc., a privately held clinical-stage biotechnology company, since November 2024, where he joined as Head of Research and Development and Chief Medical Officer in July 2023. Previously, Dr. Vratsanos held several senior leadership roles at Janssen Pharmaceuticals, a pharmaceutical company, including SVP, Translational Science and Medicine, Immunology from September 2018 to July 2023 and Vice President from September 2016 to September 2018. Before joining Janssen Pharmaceuticals, Dr. Vratsanos was the Executive Global Program Head of the Immunology and Dermatology Franchise at Novartis AG (NYSE: NVS) from January 2013 to September 2016 and their Vice President, Autoimmunity Clinical Science Unity Head from November 2011 to January 2013. Dr. Vratsanos previously worked at Roche Pharmaceuticals as a Translational Medicine Leader from August 2009 to November 2011 and at Bristol-Myers Squibb (NYSE: BMY) as a Group Director from 2007 to 2009. Dr. Vratsanos earned a B.S. and M.S. in biomedical engineering from Columbia University, an M.S. in clinical investigation from Vanderbilt University, an M.D. from New York University School of Medicine, and he completed a postdoctoral fellowship in investigative rheumatology/immunobiology at Yale University. Dr. Vratsanos is also a Fellow of the American College of Rheumatology.

KEY ATTRIBUTES
We believe that Dr. Vratsanos is qualified to serve on our Board of Directors due to his expertise in immunology and his leadership and management experience.
NKARTA, INC.	2025 PROXY STATEMENT	7

PROPOSAL 1 — ELECTION OF DIRECTORS

ALI BEHBAHANI, M.D., M.B.A.
Class III Age: 49 Director Since: 2015	POSITION AND BUSINESS EXPERIENCE

Ali Behbahani, M.D., M.B.A. has served as our Chairman since August 2019, and on our Board of Directors since October 2015. Dr. Behbahani joined New Enterprise Associates, Inc., a venture capital firm, in 2007 and is a Partner and Co-Head of the healthcare team. Dr. Behbahani also currently serves on the board of directors of the following publicly held companies: CRISPR Therapeutics AG (NASDAQ: CRSP) since April 2015, Adaptimmune Therapeutics plc (NASDAQ: ADAP) since September 2014, Black Diamond Therapeutics, Inc. (NASDAQ: BDTX) since December 2018, Monte Rosa Therapeutics, Inc. (NASDAQ: GLUE) since April 2020, Korro Bio, Inc. (NASDAQ: KRRO) since August 2019, and Arcellx, Inc. (NASDAQ: ACLX) since February 2015, as well as several privately held companies. Dr. Behbahani previously served as a member of the board of directors of CVRx, Inc. (NASDAQ: CVRX) from July 2013 to September 2024, Minerva Surgical Inc. (NASDAQ: UTRS) from May 2011 to January 2024, Genocea Biosciences, Inc. (NASDAQ: GNCA) from February 2018 to May 2022, and Oyster Point Pharma, Inc. (NASDAQ: OYST) from July 2017 to January 2023. Prior to joining New Enterprise Associates, Inc., Dr. Behbahani served as a consultant in business development at The Medicines Company, a pharmaceutical company, a Venture Associate at Morgan Stanley, and as a Healthcare Investment Banking Analyst at Lehman Brothers. Dr. Behbahani received a B.S. in biomedical engineering, electrical engineering, and chemistry from Duke University, an M.D. from the University of Pennsylvania School of Medicine, and an M.B.A. from the Wharton School of the University of Pennsylvania.

KEY ATTRIBUTES

We believe that Dr. Behbahani is qualified to serve on our Board of Directors due to his experience in the biopharmaceutical industry, as well as his experience as a member on the boards of directors of multiple companies in the industry.

ZACHARY SCHEINER, PH.D.
Class III Age: 48 Director Since: 2020	POSITION AND BUSINESS EXPERIENCE

Zachary Scheiner, Ph.D. has served on our Board of Directors since February 2020. Dr. Scheiner has been a Principal at RA Capital Management, L.P., a healthcare and biotechnology investment firm, since December 2017, where he joined in April 2015 as an Associate, and became an Analyst in April 2017. Prior to joining RA Capital, Dr. Scheiner was a science officer at the California Institute for Regenerative Medicine, where he worked from September 2008 to March 2015. Dr. Scheiner has served as a member of the board of directors at Lenz Therapeutics (NASDAQ: LENZ) since November 2020, and currently serves on the boards of several privately held companies. Dr. Scheiner received his B.S. in molecular biophysics and biochemistry from Yale University in 1997, and his Ph.D. in neurobiology and behavior from the University of Washington in 2007.

KEY ATTRIBUTES
We believe that Dr. Scheiner is qualified to serve on our Board of Directors due to his experience in the life sciences industry and his investing experience.

8	2025 PROXY STATEMENT	NKARTA, INC.

CORPORATE GOVERNANCE

Corporate Governance Guidelines
Our Board of Directors has adopted Corporate Governance Guidelines to assist the Board in the discharge of its duties and to set forth the Board of Directors’ current views with respect to selected corporate governance matters considered significant to our stockholders. Our Corporate Governance Guidelines direct our Board’s actions with respect to, among other things, our Board composition and director qualifications, responsibilities of directors, director compensation, director orientation and continuing education, succession planning and the Board’s annual performance evaluation. A current copy of our Corporate Governance Guidelines is available at https://ir.nkartatx.com/corporate-governance/governance-overview.
Director Independence
Under the rules of The Nasdaq Stock Market LLC (“Nasdaq”) and our Corporate Governance Guidelines, independent directors must comprise a majority of our Board of Directors. Under the Nasdaq rules, a director will only qualify as an “independent director” if our Board of Directors affirmatively determines that the director, in the opinion of our Board of Directors, does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Our Board of Directors reviewed its composition and the independence of our directors and considered whether any director or director nominee has a relationship with us that could interfere with his or her ability to exercise independent judgment in carrying out his or her responsibilities. In addition, the Nominating and Governance Committee of our Board annually evaluates and recommends to the Board a determination with respect to the independence of each our non-employee directors under the Nasdaq listing standards. As a part of the Nominating and Governance Committee’s evaluation process, and as part of the independence determinations by the Nominating and Governance Committee and the Board, the Nominating and Governance Committee and the Board, as applicable, each consider, in addition to such other factors as they may deem appropriate, each director’s occupation, personal and affiliate transactions with the Company, and other relevant direct and indirect relationships with the Company that may affect independence. Based upon information requested from and provided by each director concerning his or her background, employment, and affiliations, including family relationships, our Board of Directors has determined that each of Drs. Dybbs, George, Behbahani, Scheiner, and Vratsanos and Mses. Patterson and Thedinga is “independent” as that term is defined under the listing standards of the Nasdaq. Mr. Hastings is not an independent director as a result of his position as our Chief Executive Officer.
In making these determinations, our Board of Directors considered the relationships that each non-employee director has with us and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including, without limitation, the affiliation Drs. Dybbs, George, Behbahani, and Scheiner have with entities that own or previously owned more than 5% of our common stock, $0.0001 par value per share (“common stock”).
NKARTA, INC.	2025 PROXY STATEMENT	9

CORPORATE GOVERNANCE
Board Leadership Structure
We have no policy requiring either that the positions of the Chairman of the Board and our Chief Executive Officer be separate or that they be occupied by the same individual. Our Board of Directors believes that it is important to retain flexibility to allocate the responsibilities of the offices of the Chairman of the Board and Chief Executive Officer in a way that is in our best interests and the best interests of our stockholders at a given point in time. We currently separate the roles of Chief Executive Officer and Chairman of the Board, and Dr. Behbahani, an independent director, currently serves as Chairman of the Board.
The Board recognizes that the roles of Chief Executive Officer and Chairman of the Board are distinct. While the Chief Executive Officer is responsible for setting our strategic direction and for our day-to-day leadership and performance, the Chairman of the Board provides guidance to the Chief Executive Officer and sets the agenda for, and presides over, meetings of the Board of Directors. The Board believes that participation of the Chief Executive Officer as a director, while keeping the roles of Chief Executive Officer and Chairman of the Board separate, provides the proper balance between independence and management participation at this time.
10	2025 PROXY STATEMENT	NKARTA, INC.

CORPORATE GOVERNANCE
The Board’s Role in Risk Oversight
Our Board of Directors, as a whole and through its committees, serves an active role in overseeing the management of risks related to our business. Our officers are responsible for day-to-day risk management activities. The full Board monitors risks through regular reports from each of the committee chairs and is apprised of particular risk management issues in connection with its general oversight and approval of corporate matters. The Board and its committees oversee risks associated with their respective areas of responsibility, as summarized below. Each committee meets with key management personnel and representatives of outside advisers as required.
Our Board of Directors has delegated oversight for specific areas of risk exposure to committees of the Board of Directors as follows:
•
The Audit Committee serves an active role in overseeing the management of a variety of risks, including financial, operational, privacy, security (including cybersecurity), business continuity, legal and regulatory, and reputational risks, as well as risks related to information security, including artificial intelligence. The Audit Committee receives periodic assessments of risk in these areas and meets regularly with the functional leaders within the Company who manage such risks. The Audit Committee assesses management’s plans to monitor, control, and minimize any risk exposure. The Audit Committee is also responsible for primary risk oversight related to our financial reporting, accounting, and internal controls, oversees risks related to our compliance with legal and regulatory requirements, and meets regularly with our internal auditors and our independent registered public accounting firm.

•
The Compensation Committee oversees, among other things, the assessment and management of risks related to our compensation plans, policies and overall philosophy, equity-based incentive plans, and management succession.

•
The Nominating and Governance Committee oversees, among other things, the assessment and management of risks related to Board membership and corporate governance matters, as well as risks related to the Company’s environmental and social responsibility policies and practices.

The Compensation Committee identifies and considers risks related to our executive compensation, including during its review and approval of our executive compensation program. Our compensation programs are designed to reward our named executive officers and other employees for the achievement of the Company’s corporate strategies, business objectives, and the creation of long-term value for stockholders, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. Annual incentive bonuses are balanced with long-term equity incentives that are subject to vesting schedules.
Our Board believes that the processes it has established for overseeing risk would be effective under a variety of leadership frameworks and therefore the Board’s leadership structure, as described under “Board Leadership Structure” above, was not affected by risk oversight considerations.
NKARTA, INC.	2025 PROXY STATEMENT	11

CORPORATE GOVERNANCE
Committees of the Board of Directors
The Board has four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Governance Committee, and the Science and Technology Committee. The written charters of these committees are available on our website at https://ir.nkartatx.com/corporate-governance/governance-overview.

Director	Audit	Compensation	Nominating & Governance	Science & Technology
Fouad Azzam*
Ali Behbahani
Michael Dybbs
Simeon George
Paul Hastings
Leone Patterson
Zachary Scheiner
Angela Thedinga*
George Vratsanos

*	Dr. Azzam’s term expired at the 2024 annual meeting, and Ms. Thedinga joined the Audit Committee immediately following the 2024 annual meeting.

Independent Director	Financial Expert	Committee Member	Chairman of the Board

12	2025 PROXY STATEMENT	NKARTA, INC.

CORPORATE GOVERNANCE
Audit Committee
Our Board of Directors determined that Mses. Patterson and Thedinga and Dr. Behbahani, who comprise our Audit Committee, satisfy the independence standards for such committee established by applicable Securities and Exchange Commission (the “SEC”) rules and the listing standards of the Nasdaq. Additionally, our Board of Directors has determined that Ms. Patterson is an “audit committee financial expert” as defined by applicable SEC rules.

Committee Members	Primary Responsibilities	Number of Meetings in 2024
Leone Patterson (Chair) Fouad Azzam* Ali Behbahani Angela Thedinga*
•
Assessing the independence of our independent registered public accounting firm.
•
Overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from that firm.
•
Reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures.
•
Overseeing our internal controls over financial reporting, disclosure controls and procedures and code of conduct.
•
Monitoring our internal audit function and overseeing the internal auditor.
•
Reviewing and approving or ratifying any related person transactions.
•
Preparing the Audit Committee report required by SEC rules.
4

*	Dr. Azzam’s served on the Audit Committee until the expiration of his term at the 2024 annual meeting, and Ms. Thedinga joined the Audit Committee immediately following the 2024 annual meeting.
The Audit Committee may form subcommittees and delegate to its subcommittees such power and authority as it deems appropriate from time to time under the circumstances. The Audit Committee has no current intention to delegate any of its responsibilities to a subcommittee.
NKARTA, INC.	2025 PROXY STATEMENT	13

CORPORATE GOVERNANCE
Compensation Committee
Our Board of Directors determined that Drs. Dybbs and George and Ms. Thedinga, who comprise our Compensation Committee, satisfy the independence standards for such committee established by applicable SEC rules and the listing standards of the Nasdaq. In making its independence determination for each member of the Compensation Committee, our Board of Directors considered whether the director has a relationship with the Company that is material to the director’s ability to be independent from management in connection with the duties of a Compensation Committee member.

Committee Members	Primary Responsibilities	Number of Meetings in 2024
Michael Dybbs (Chair) Simeon George Angela Thedinga
•
Determining our Chief Executive Officer’s compensation.
•
Reviewing and approving the compensation of our other executive officers.
•
Overseeing and administering our cash and equity incentive plans.
•
Reviewing and making recommendations to our Board of Directors with respect to director compensation.
•
Reviewing our emergency and long-term succession planning.
•
Overseeing and reviewing the administration of our compensation clawback policy applicable to executive officers.
•
Reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure (after we no longer qualify as an emerging growth company).
•
Preparing the Compensation Committee report required by SEC rules (after we no longer qualify as an emerging growth company).
6

The Compensation Committee may form subcommittees and delegate to its subcommittees such power and authority as it deems appropriate from time to time under the circumstances. The Compensation Committee has no current intention to delegate any of its responsibilities to a subcommittee. The Compensation Committee may confer with the Board in determining the compensation for the Chief Executive Officer. In determining compensation for executive officers other than the Chief Executive Officer, the Compensation Committee considers, among other things, the recommendations of the Chief Executive Officer.
Pursuant to its charter, the Compensation Committee is authorized to retain or obtain the advice of compensation consultants, legal counsel, or other advisors to assist in the evaluation of director and executive officer compensation or in carrying out its other responsibilities. During fiscal year 2024, the Compensation Committee retained Aon Consulting, Inc. (“Aon”) as its compensation consultant to evaluate the existing executive and non-employee director compensation programs, assist the Compensation Committee in developing appropriate incentive plans for our executives on an annual basis, provide the Compensation Committee with advice and ongoing recommendations regarding material executive compensation decisions, and review compensation proposals of management. In connection with the compensation consultant services provided by Aon, the Compensation Committee has assessed the independence of Aon and does not believe Aon’s work has raised any conflict of interest.
14	2025 PROXY STATEMENT	NKARTA, INC.

CORPORATE GOVERNANCE
Nominating and Governance Committee

Committee Members	Primary Responsibilities	Number of Meetings in 2024
Ali Behbahani (Chair) Michael Dybbs Zachary Scheiner	• Identifying individuals qualified to become members of our Board of Directors. • Recommending to our Board of Directors the persons to be nominated for election as directors at each annual meeting of stockholders. • Evaluating the composition of each of our Board’s committees and making recommendations to the Board of Directors for changes or rotation of committee members. • Considering matters of corporate governance, including reviewing the Company’s corporate governance policies and practices. • Reviewing the Company’s environmental and social responsibility policies and practices.	5

The Nominating and Governance Committee may form subcommittees and delegate to its subcommittees such power and authority as it deems appropriate from time to time under the circumstances. The Nominating and Governance Committee has no current intention to delegate any of its responsibilities to a subcommittee. In 2024, the Nominating and Governance Committee retained a third-party search firm to assist in the process of identifying and evaluating potential director candidates. This third-party search firm evaluated the qualifications of Dr. Vratsanos, following which the Nominating and Governance Committee reviewed his qualifications and recommended him to the full Board.
NKARTA, INC.	2025 PROXY STATEMENT	15

CORPORATE GOVERNANCE
Science and Technology Committee

Committee Members	Primary Responsibilities	Number of Meetings in 2024
Angela Thedinga (Co-Chair) George Vratsanos (Co-Chair) Michael Dybbs Zachary Scheiner
•
Review and monitor progress of the Company’s product pipeline, including its preclinical programs and clinical stage assets, and the Company’s manufacturing plans.
•
Review, evaluate and assess the overall quality, direction, competitiveness, and effectiveness of the Company's research and development programs, manufacturing processes, and related strategies.
•
Review and discuss with management (i) management’s program to identify, assess, manage, and monitor significant technical and clinical risks; and (ii) management’s risk management decisions, practices, and activities around significant technical and clinical risks.
•
Review and make recommendations to the Board with respect to the Company’s allocation of resources to research, clinical, regulatory, and chemistry, manufacturing, and control (CMC) organizations.
•
Identify and discuss emerging scientific and clinical trends and advancements relevant to the Company’s industry, products, and pipeline, and provide strategic advice to the Board regarding emerging technologies for building the Company's technological strength, pipeline, and competitive position.
1

The Science and Technology Committee may form subcommittees and delegate to its subcommittees such power and authority as it deems appropriate from time to time under the circumstances. The Science and Technology Committee has no current intention to delegate any of its responsibilities to a subcommittee.
16	2025 PROXY STATEMENT	NKARTA, INC.

CORPORATE GOVERNANCE
Meetings and Attendance
During fiscal year 2024, our Board of Directors held six meetings, the Audit Committee held four meetings, the Compensation Committee held six meetings, the Nominating and Governance Committee held five meetings, and following its establishment in September 2024, the Science and Technology Committee held one meeting. Each of our directors attended at least 75% of the aggregate meetings of the Board and the committees of the Board on which he or she served during fiscal year 2024. In addition, independent directors of our Board of Directors meet in regularly scheduled sessions without management.
It is our policy that directors are invited and encouraged to attend each year’s annual meeting of stockholders, either in person or telephonically. Six directors attended our 2024 annual meeting of stockholders.
Succession Planning
The Board of Directors recognizes that advance planning for contingencies such as the departure, death, or disability of the Chief Executive Officer or other top executives is critical so that, in the event of an untimely vacancy, the Company has in place a succession plan to facilitate the transition to both interim and longer-term leadership. The Compensation Committee periodically reviews the Company’s plan for succession for the Company’s Chief Executive Officer, including its emergency succession plan. The Compensation Committee also works with appropriate members of management to review the Company’s general management succession plans.
Consideration of Director Candidates
Our Board of Directors and the Nominating and Governance Committee will consider director candidates recommended for election to the Board of Directors by stockholders in the same manner and using the same criteria as that used for any other director candidate. The Nominating and Governance Committee has not established any specific minimum qualifications that must be met by a director candidate. In evaluating a director candidate, the Nominating and Governance Committee will consider whether the composition of the Board reflects the appropriate balance of independence, sound judgment, business specialization, understanding of our business environment, willingness to devote adequate time to Board duties, and diversity of technical skills and other background, experience, and qualities as determined by the Nominating and Governance Committee. Stockholders who wish to recommend a director candidate for consideration by the Nominating and Governance Committee and the Board should submit their recommendation in writing to the chairperson of the Nominating and Governance Committee, care of the Corporate Secretary of the Company, no later than the January 1 prior to the next annual meeting of stockholders. Such recommendation must include all information about the stockholder and the candidate otherwise required for director nominations by a stockholder pursuant to our Amended and Restated Bylaws (“Bylaws”). The Nominating and Governance Committee may request additional information concerning such director candidate as it deems reasonably required to determine the eligibility and qualification of the director candidate to serve as a member of the Board.
Stockholders who wish to nominate a person for election as a director in connection with an annual meeting of stockholders (as opposed to making a recommendation to the Nominating and Governance Committee as described above) must deliver written notice to our Corporate Secretary in the manner described in our Bylaws, and as described further under “Proposals of Stockholders and Director Nominations for 2026 Annual Meeting” below.
NKARTA, INC.	2025 PROXY STATEMENT	17

CORPORATE GOVERNANCE
Snapshot of Our Board of Directors
While our Board of Directors has no formal policy for the consideration of diversity in identifying director nominees, the Nominating and Governance Committee seeks to have a Board of Directors that will collectively represent a diversity of skills, backgrounds, and experiences.

Director Skills and Experience

Cell Therapy CMC
Executive Leadership
Finance/Capital Markets
Financial Literacy/Financial Expertise
Information Systems and Security/Privacy
Life Sciences Industry
Public Company Board Service
Research and Development
Scientific Background
0
2
4
6
8
Number of Directors

Communications with the Board of Directors
The Board of Directors has established a process to receive communications from stockholders and other interested parties. Stockholders and other interested parties may communicate directly with members of the Board of Directors, the independent directors, or the Chairman of the Board of Directors by submitting a communication in an envelope marked “Confidential” addressed to the “Board of Directors,” “Independent Members of the Board of Directors,” or “Chairperson,” as applicable, at: 1150 Veterans Boulevard, South San Francisco, CA 94080.
18	2025 PROXY STATEMENT	NKARTA, INC.

CORPORATE GOVERNANCE
Insider Trading Policy
We have adopted an insider trading policy (our “Insider Trading Policy”) that governs, among other things, purchases, sales, and/or other dispositions involving our securities by our directors, officers, and employees, their immediate family members sharing the same household, any corporations, partnership, or other entities that such person controls or manages and any trust for which such person is the trustee or has a beneficial pecuniary interest (collectively, “Insiders”). We believe our Insider Trading Policy and procedures are reasonably designed to promote compliance with insider trading laws, rules, regulations, and applicable Nasdaq listing standards. Because our Insider Trading Policy and procedures are designed to address transactions in our securities by Insiders, we do not have formal insider trading policies or procedures that govern the Company’s purchase of Nkarta securities. A copy of our insider trading policy was filed as Exhibit 19.1 to our 2024 Annual Report on Form 10-K filed with the SEC on March 26, 2025.
Policy on Pledging and Hedging of Company Shares
As part of our Insider Trading Policy, Insiders are not permitted to engage in short sales of Company securities, engage in transactions in put options, call options or other derivative securities, on an exchange or in any other organized market in connection with Company securities, pledge Company securities as collateral for a loan, margin Company securities in a margin account, purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Company securities.
Code of Ethics and Code of Business Conduct and Ethics
We have adopted a written code of business ethics that applies to our Chief Executive Officer and senior financial officers and a code of business conduct and ethics that applies to directors, executive officers, and employees. A current copy of each code is posted on our website at https://ir.nkartatx.com/corporate-governance/governance-overview.To the extent required by rules adopted by the SEC and Nasdaq, we intend to promptly disclose future amendments to certain provisions of the code, or waivers of such provisions granted to executive officers and directors, on our website at www.nkartatx.com/.
Clawback Policy
In accordance with SEC and Nasdaq requirements, the Board has adopted an executive compensation recovery policy regarding the adjustment or recovery of certain incentive awards or payments made to current or former executive officers in the event that we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. In general, the policy provides that, unless an exception applies, we will seek to recover compensation that is awarded to an executive officer based on the Company’s attainment of a financial metric during the three-year period prior to the fiscal year in which the restatement occurs, to the extent such compensation exceeds the amount that would have been awarded based on the restated financial results.
NKARTA, INC.	2025 PROXY STATEMENT	19

EXECUTIVE OFFICERS OF THE COMPANY

The table below sets forth certain information regarding our executive officers:

Name	Age	Position
Paul Hastings	65	Chief Executive Officer
Nadir Mahmood, Ph.D.	45	President
David Shook, M.D.	47	Chief Medical Officer and Head of Research and Development

See “Proposal 1 — Election of Directors” for information concerning the business experience of Mr. Hastings. Information concerning the business experience of our other executive officers is set forth below.

Nadir Mahmood, Ph.D.
Nadir Mahmood, Ph.D. has served as our President since July 2024. Dr. Mahmood formerly served as the Chief Executive Officer at Rezo Therapeutics, a privately held biopharmaceutical company, from July 2023 to June 2024. Prior to joining Rezo, Dr. Mahmood served as our Chief Financial and Business Officer from October 2020 to June 2023, Chief Business Officer from September 2019 to October 2020 and Senior Vice President, Corporate Development from May 2018 to September 2019. Dr. Mahmood previously held positions of increasing responsibility at Second Genome, Inc., a privately held biopharmaceutical company, between March 2012 and April 2018. Prior to joining Second Genome, Dr. Mahmood was an Equity Research Fellow in Global Investment Research at Goldman Sachs Inc. from January 2011 to July 2011. Dr. Mahmood conducted postdoctoral research at the Scripps Research Institute in La Jolla, CA from August 2009 to January 2011. Dr. Mahmood began his career as Staff Scientist at Kythera Biopharmaceuticals, Inc., which was acquired by Allergan in 2015. Dr. Mahmood holds a B.S. in Biochemistry from the University of Texas at Austin and a Ph.D. in Cell Regulation from the University of Texas Southwestern Medical Center at Dallas.

20	2025 PROXY STATEMENT	NKARTA, INC.

EXECUTIVE OFFICERS OF THE COMPANY

David Shook, M.D.
David Shook, M.D. has served as our Head of Research and Development since July 2024 and as our Chief Medical Officer since January 2023. He previously served as our Vice President of Clinical Development from May 2022 to January 2023, as our Senior Medical Director from February 2022 to May 2022, and as our Medical Director from May 2020 to February 2022. Prior to joining our company, Dr. Shook served as the Medical Director of Pediatric Cellular Therapy at AdventHealth for Children from June 2015 to May 2020. From July 2011 to May 2015, Dr. Shook was a fellowship director and faculty member at St. Jude Children’s Research Hospital, where he led multiple first-in-human cell therapy clinical trials, including CD19 CAR-NK and CD45RA-depleted BMT, and conducted research in the laboratory of Dario Campana, Ph.D., our company’s scientific founder. Dr. Campana and Dr. Shook co-discovered the membrane bound form of interleukin-15 (IL-15), a key component of our company’s engineered NK cell platform technology. Dr. Shook is board certified in Pediatric Hematology & Oncology and General Pediatrics. He earned his medical degree from The Johns Hopkins University School of Medicine and his bachelor’s degree from Purdue University.

NKARTA, INC.	2025 PROXY STATEMENT	21

EXECUTIVE COMPENSATION

We provide our executives with an annual base salary as a fixed, stable form of compensation, and we have granted our executives restricted stock units (“RSUs”) and stock options to provide an additional incentive to grow our business and further link the interests of our executives with those of our stockholders. We also provided certain cash incentive opportunities to our executives for 2024, as noted below. We have also entered into agreements with our executives that provide for severance benefits upon certain terminations of employment.
Our Compensation Committee reviews our executive officers’ overall compensation packages on an annual basis (or more frequently as it deems warranted) to help ensure we continue to attract and retain highly talented executives and provide appropriate incentives to create additional value for our stockholders.
As an emerging growth company and a smaller reporting company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies” (as such term is defined under applicable securities laws), which require compensation disclosure for our principal executive officer and the two most highly compensated executive officers other than our principal executive officer. In certain circumstances, the compensation of former executive officers may also need to be disclosed. The table below sets forth the annual compensation for services rendered during 2024 by these executive officers, also referred to as our named executive officers, or “NEOs.”
Summary Compensation Table – Fiscal Years 2023-2024

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total ($)
Paul Hastings Chief Executive Officer	2024	648,446	—	510,850	2,494,818	320,981	—	10,350	3,985,445
	2023	623,506	—	359,265	1,640,267	301,777	—	9,900	2,934,715
Nadir Mahmood, Ph.D.(1) President	2024	226,354	—	—	3,001,680	101,281	—	6,801	3,336,117
	2023	283,077	—	208,875	318,293	—	—	9,900	820,145
David Shook, M.D.(2) Chief Medical Officer, Head of Research and Development	2024	489,507	—	500,975	723,122	176,229	—	10,350	1,900,182
	2023	459,800	—	208,875	669,625	161,850	—	9,900	1,510,050

(1)	Dr. Mahmood, who served as our Chief Financial and Business Officer from October 2020 to June 2023, returned to the Company as our President on July 29, 2024.
(2)	Dr. Shook was promoted to Chief Medical Officer, Head of Research and Development, effective July 15, 2024.
(3)
Represents the aggregate grant date fair value of stock awards (“RSUs”) or stock options awarded to the named executive officer in the applicable fiscal year. These values have been determined under FASB ASC Topic 718, the principles used to calculate the grant date fair value of equity awards for purposes of our financial statements. For a discussion of the assumptions and methodologies used to calculate these amounts, please see the discussion of equity awards contained in Note 11, Share-Based Compensation, to our financial statements included in our annual report on Form 10-K for 2024, filed with the SEC on March 26, 2025, and in similar footnotes to the financial statements included in our annual reports on Form 10-K filed in prior years. The amounts reported in this column reflect the accounting grant date fair value of the awards and do not necessarily reflect the actual economic value that may be received by the named executive officer upon exercise or payment of the awards. The material terms of each NEO’s 2024 equity incentive awards are discussed under “2024 Equity Grants” below.

(4)
Represents amounts earned by our NEOs under our cash incentive program for fiscal year 2024 or 2023, as the case may be, based on achievement of certain financial and operational performance objectives established by our Board of Directors.

(5)	Represents Company contributions to the NEO’s account under our 401(k) plan.
22	2025 PROXY STATEMENT	NKARTA, INC.

EXECUTIVE COMPENSATION
Outstanding Equity Awards as of December 31, 2024
The following table provides information regarding outstanding stock options and stock unit awards held by each of our NEOs as of December 31, 2024, including the vesting dates for the portions of these awards that had not vested (and the fair market value of unvested RSUs) as of that date. Our NEOs did not hold any other outstanding equity awards as of that date.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(19)
Paul Hastings	339,639	0	3.89	09/05/2029	—	—
	365,675	0	3.89	09/05/2029
	202,400	0	18.00	07/08/2030
	154,218	3,282(1)	54.89	01/07/2031	—	—
	183,094	68,006(2)	12.14	01/13/2032	—	—
	75,000	45,000(3)	12.25	06/16/2032	—	—
	185,198	201,302(4)	5.57	01/12/2033	—	—
	116,760	392,740(5)	6.01	01/03/2034	—	—
	—	—	—	—	20,950(6)	52,166
	—	—	—	—	9,750(7)	24,278
	—	—	—	—	48,375(8)	120,454
	—	—	—	—	85,000(9)	211,650
Nadir Mahmood	0	550,000(10)	6.69	07/28/2034	—	—
David Shook	13,300	0	18.00	07/08/2030
	4,300	0	18.00	07/08/2030
	4,800	0	18.00	07/08/2030
	4,582	98(1)	54.89	01/07/2031	—	—
	137	13(11)	31.85	04/29/2031	—	—
	2,414	896(2)	12.14	01/13/2032	—	—
	3,333	1,667(12)	18.44	04/28/2032	—	—
	4,521	2,479(13)	13.86	05/15/2032	—	—
	21,875	13,125(3)	12.25	06/16/2032	—	—
	17,500	12,500(14)	16.46	08/19/2032	—	—
	35,938	39,062(4)	5.57	01/12/2033	—	—
	73,667	134,333(15)	2.19	06/30/2033	—	—
	25,781	86,719(5)	6.01	01/03/2034	—	—
	3,125	26,875(16)	7.02	07/14/2034	—	—
	—	—	—	—	830(6)	2,067
	—	—	—	—	2,500(7)	6,225
	—	—	—	—	7,500(17)	18,675
	—	—	—	—	28,125(8)	70,031
	—	—	—	—	56,000(9)	139,440
	—	—	—	—	23,421(18)	58,318

(1)	These options were granted January 8, 2021 and vest in 48 equal monthly installments from February 8, 2021 through January 8, 2025.
(2)	These options were granted January 14, 2022 and vest in 48 equal monthly installments from February 14, 2022 through January 14, 2026.
(3)	These options were granted June 17, 2022 and vest in 48 equal monthly installments from July 17, 2022 through June 17, 2026.
(4)	These options were granted January 13, 2023 and vest in 48 equal monthly installments from February 14, 2023 through January 14, 2027.
NKARTA, INC.	2025 PROXY STATEMENT	23

EXECUTIVE COMPENSATION
(5)	These options were granted January 4, 2024 and vest in 48 equal monthly installments from February 14, 2024 through January 14, 2028.
(6)	These RSUs were granted January 14, 2022 and vest in four equal annual installments from January 14, 2023 through January 14, 2026.
(7)	These RSUs were granted June 17, 2022 and vest in four equal annual installments from June 17, 2023 through June 17, 2026.
(8)	These RSUs were granted January 13, 2023 and vest in four equal annual installments from January 14, 2024 through January 14, 2027.
(9)	These RSUs were granted January 4, 2024 and vest in four equal annual installments from January 14, 2025 through January 14, 2028.
(10)	These options were granted July 29, 2024 and vest 25% on July 29, 2025. The remainder vest in 36 equal monthly installments from August 29, 2025 through July 29, 2028.
(11)	These options were granted April 30, 2021 and vest in 48 equal monthly installments from May 30, 2021 through April 30, 2025.
(12)	These options were granted April 29, 2022 and vest in 48 equal monthly installments from May 29, 2022 through April 29, 2026.
(13)	These options were granted May 16, 2022 and vest in 48 equal monthly installments from June 16, 2022 through May 16, 2026.
(14)	These options were granted August 20, 2022 and vest in 48 equal monthly installments from September 20, 2022 through August 20, 2026.
(15)	These options were granted July 1, 2023 and vest in 48 equal monthly installments from August 1, 2023 through July 1, 2027.
(16)	These options were granted July 15, 2024 and vest in 48 equal monthly installments from August 15, 2024 through July 15, 2028.
(17)	These RSUs were granted August 20, 2022 and vest in four equal annual installments from August 20, 2023 through August 20, 2026.
(18)	These RSUs were granted July 15, 2024 and vest in four equal annual installments from August 20, 2025 through August 20, 2028.
(19)
The dollar amounts shown in this column are determined by multiplying the corresponding number of shares or units of stock that have not vested by the closing price of a share of Nkarta common stock as reported on The Nasdaq Global Select Market on December 31, 2024, the last trading day of our fiscal year.

24	2025 PROXY STATEMENT	NKARTA, INC.

EXECUTIVE COMPENSATION
2024 Equity Grants
Options
On January 4, 2024, Mr. Hastings and Dr. Shook were each granted an option to purchase shares of our common stock (509,500 for Mr. Hastings and 112,500 for Dr. Shook) at a price of $6.01 per share, which was the closing price of our common stock on the grant date. Additionally, on July 15, 2024, in connection with his promotion to Chief Medical Officer, Head of Research and Development, Dr. Shook was granted an option to purchase 30,000 shares of our common stock at a price of $7.02 per share, which was the closing price of our common stock on the grant date. Each option will vest in 48 equal monthly installments following the grant date, subject to the NEO’s continued service with the Company through each such vesting date. On July 29, 2024, in connection with his appointment as President and pursuant to his offer letter with the Company, as described below, Dr. Mahmood was granted an option to purchase 550,000 shares of our common stock at a price of $6.69 per share, which was the closing price of our common stock on the grant date. This option will vest 25% on the first anniversary of the grant date and the remainder in 36 equal monthly installments thereafter, subject to the NEO’s continued service with the Company through each such vesting date.
RSUs
On January 4, 2024, Mr. Hastings and Dr. Shook were each granted an award of RSUs (85,000 for Mr. Hastings and 56,000 for Dr. Shook). Each of these awards will vest in four equal annual installments from January 14, 2025 through January 14, 2028, subject to the NEO’s continued service with the Company through each such vesting date. On July 15, 2024, in connection with his promotion, Dr. Shook was granted an award of 23,421 RSUs, which will vest in four equal annual installments following the grant date, subject to his continued service with the Company through each such vesting date. Vested RSUs will be paid in an equal number of shares of our common stock.
Each of the equity awards granted to our NEOs in 2024 was granted under, and is subject to, the terms of the 2020 Performance Incentive Plan (the “2020 Plan”). The 2020 Plan is administered by the Compensation Committee, which has authority to interpret the plan provisions and make all required determinations under the plan. This authority includes, subject to the provisions of the 2020 Plan, selecting participants and determining the type(s) of award(s) that they are to receive, determining the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award, accelerating or extending the vesting or exercisability or extending the term of any or all outstanding awards, making certain adjustments to an outstanding award and authorizing the conversion, succession or substitution of an award, determining the manner in which the purchase price of an award or the Company’s common stock may be paid, making required proportionate adjustments to outstanding awards upon the occurrence of certain corporate events such as reorganizations, mergers and stock splits, and making provisions to ensure that any tax withholding obligations incurred in respect of awards are satisfied. Awards granted under the plan are generally only transferable to a beneficiary of a NEO upon his or her death or, in certain cases, to family members for tax or estate planning purposes.
Under the terms of the 2020 Plan, a change in control of the Company does not automatically trigger vesting of the awards then outstanding under the plan. If there is a change in control, each participant’s outstanding awards granted under the plan will generally be assumed by the successor company, unless
NKARTA, INC.	2025 PROXY STATEMENT	25

EXECUTIVE COMPENSATION
the Compensation Committee provides that the award will not be assumed and will become fully vested and, in the case of options, exercisable. Any options that become vested in connection with a change in control will generally terminate to the extent they are not exercised prior to the change in control.
In recent years, the Compensation Committee’s practice has generally been to grant annual equity awards at its first meeting of each fiscal year, which is usually scheduled well in advance. Additionally, the Compensation Committee retains discretion to grant equity awards at other times when and as it may determine to be appropriate. The release of material nonpublic information is not taken into account in determining the timing and terms of equity award grants, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2024, stock option grants to Messrs. Hastings and Shook on January 4, 2024, and to Mr. Shook on July 15, 2024, occurred in the period beginning four business days before the Company filed a periodic report on Form 10-K or Form 10-Q, or the Company filed or furnished a current report on Form 8-K, with the SEC and ending one business day after the filing or furnishing of such report by the Company with the SEC. In accordance with the requirements of the SEC, the following table discloses additional information with respect to these stock option grants.

Name	Grant Date	Number of Securities Underlying the Award	Exercise Price of the Award ($/Share)	Grant Date Fair Value of the Award ($)(1)
Percentage Change in the
Closing Market Price of
the Securities Underlying
the Award Between
the Trading Day Ending
Immediately Prior to
the Disclosure of Material
Nonpublic Information and
the Trading Day Beginning
Immediately Following
the Disclosure of Material
Nonpublic Information(2)

Paul Hastings	01/04/2024	509,500	6.01	2,494,818	68%
David Shook	01/04/2024	112,500	6.01	550,868	68%
David Shook	07/15/2024	30,000	7.02	172,254	8%

(1)
The amount reported in this column reflects the grant-date fair value of the option award as determined under FASB ASC Topic 718, the principles used to calculate the grant date fair value of equity awards for purposes of our financial statements. For a discussion of the assumptions and methodologies used to calculate these amounts, please see the discussion of equity awards contained in Note 11, Share-Based Compensation, to our financial statements included in our annual report on Form 10-K for 2024, filed with the SEC on March 26, 2025.

(2)
Represents the percentage change in the closing price of our common stock between the trading day ending immediately prior to the disclosure of material nonpublic information and the trading day beginning immediately following the disclosure of material nonpublic information. For the grants made on January 4, 2024, these prices were $6.06 (the closing price of our stock on January 5, 2024) and $10.20 (the closing price of our stock on January 9, 2024), respectively. For the grant made on July 15, 2024, these prices were $7.02 (the closing price of our stock on July 15, 2024) and $7.57 (the closing price of our stock on July 17, 2024), respectively.

Non-Equity Incentive Plan Compensation
Each of the NEOs was awarded a cash bonus for 2024 based on attainment of certain financial and operational objectives established by our Board of Directors for 2024. The 2024 target bonus amounts for each NEO (expressed as a percentage of the NEO’s annual base salary) were 55% for Mr. Hastings, 50% for Dr. Mahmood, and 40% for Dr. Shook (with Dr. Mahmood’s bonus for 2024 being prorated for the period he was employed with the Company during the year and Dr. Shook’s bonus for 2024 adjusted to reflect his
26	2025 PROXY STATEMENT	NKARTA, INC.

EXECUTIVE COMPENSATION
mid-year promotion and associated salary increase). In December 2024, our Compensation Committee assessed the Company’s achievements against the performance objectives and approved bonuses in the amount of 90% of each NEO’s target bonus amount. These amounts are reported in the Summary Compensation Table above in the column “Non-Equity Incentive Plan Compensation.”
Executive Employment and Severance Agreements
We have entered into offer letters with each of the NEOs, including Dr. Mahmood in connection with his appointment as President. The letters do not have a specified term and provide that the NEO’s employment with the Company is at-will. Each letter provides for the NEO to receive a base salary and to participate in the Company’s annual bonus program and benefit plans made available to employees generally. Mr. Hastings’ current base salary is $674,384 annually and his current target bonus is 55% of base salary. Dr. Mahmood’s current base salary is $543,250 annually and his current target bonus is 50% of base salary. Dr. Shook’s current base salary is $512,500 annually and his current target bonus is 40% of base salary.
We have entered into a severance agreement (“Severance Agreement”) with each of our executive officers. Each Severance Agreement provides that if the executive officer’s employment is terminated either by the Company without “Cause” or by the executive officer for “Good Reason” (as such terms are defined in the Severance Agreement), the executive officer will be entitled to receive: (i) continued payment of base salary for a period of 12 months (in the case of Mr. Hastings and Dr. Mahmood) or 9 months (in the case of the other executive officers), (ii) payment of the executive’s prior year bonus (to the extent unpaid), and (iii) payment or reimbursement of premiums to continue medical coverage for the executive officer and his or her eligible dependents pursuant to COBRA for up to 12 months (in the case of Mr. Hastings and Dr. Mahmood) or 9 months (in the case of the other executive officers). If, however, such a termination of the executive’s employment occurs in connection with or within 12 months following a “Change in Control” of the Company (as such term is defined in the Severance Agreement), the executive officer will be entitled to receive, in lieu of the severance benefits described above: (i) total payments of 18 months of base salary (in the case of Mr. Hastings and Dr. Mahmood) or 12 months of base salary (in the case of the other executive officers), plus one and one-half times the executive’s target annual bonus (in the case of Mr. Hastings and Dr. Mahmood) or one times the executive’s target annual bonus (in the case of the other executive officers), paid in installments in accordance with the Company’s standard payroll schedule over a period of 18 months (in the case of Mr. Hastings and Dr. Mahmood) or 12 months (in the case of the other executive officers), (ii) payment of the executive’s prior year bonus (to the extent unpaid), (iii) payment or reimbursement of premiums to continue medical coverage for the executive officer and his or her eligible dependents pursuant to COBRA for up to 18 months (in the case of Mr. Hastings and Dr. Mahmood) or 12 months (in the case of the other executive officers), and (iv) accelerated vesting of each then-outstanding and unvested equity award subject to time-based (and not performance-based) vesting requirements (with performance-based vesting equity awards to be governed by the terms of the applicable award agreement, provided that any time-based vesting requirement will be deemed satisfied). The severance benefits described above are conditioned on the executive officer executing and not revoking a general release of claims in favor of the Company and the executive officer’s continued compliance with his or her confidentiality and other obligations to the Company.
Dr. Mahmood’s offer letter also provided for the one-time grant of an option to purchase 550,000 shares of the Company’s common stock, described above under “2024 Equity Grants—Options.”
NKARTA, INC.	2025 PROXY STATEMENT	27

EXECUTIVE COMPENSATION
Equity Incentive Plan Information
We currently maintain three equity incentive plans — the 2015 Equity Incentive Plan (the “2015 Plan”), the 2020 Performance Incentive Plan (the “2020 Plan”) and the Employee Stock Purchase Plan (the “ESPP”). Each of these plans has been approved by our stockholders. The following table sets forth, for our equity compensation plans, the number of shares of our common stock subject to outstanding options and stock awards, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants, in each case, as of December 31, 2024.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	10,237,105(1)	$10.55(2)	3,431,519(3)
Equity compensation plans not approved by security holders	—	—	—
Total	10,237,105	$10.55	3,431,519

(1)
Of these shares, 7,983,369 shares were subject to outstanding options granted under the 2020 Plan, 1,167,911 were subject to outstanding RSUs granted under the 2020 Plan, and 1,085,825 shares were subject to outstanding options granted under the 2015 Plan.

(2)	The weighted average exercise price is calculated without taking into account the 1,167,911 shares of our common stock subject to outstanding RSUs that will become issuable as those units vest.
(3)
Of these shares, 1,868,770 shares were available for issuance under the 2020 Plan, and 1,562,749 shares were available for issuance under the ESPP. The shares available for issuance under the 2020 Plan are generally available for any type of award authorized under that plan, including stock options, stock appreciation rights, restricted stock awards, RSU awards, performance awards and other awards. No new awards may be granted under the 2015 Plan.

Defined Contribution Plans
As part of our overall compensation program, we provide all full-time employees, including our NEOs, with the opportunity to participate in a defined contribution 401(k) plan. Our 401(k) plan is intended to qualify under Section 401 of the Internal Revenue Code so that employee contributions and income earned on such contributions are not taxable to employees until withdrawn. Employees may elect to defer a percentage of their eligible compensation (not to exceed the statutorily prescribed annual limit) in the form of elective deferral contributions to our 401(k) plan. Our 401(k) plan also has a “catch-up contribution” feature for employees aged 50 or older (including those who qualify as “highly compensated” employees) who can defer amounts over the statutory limit that applies to all other employees. We also make a safe harbor non-elective contribution to each employee’s account under the plan equal to 3% of the employee’s eligible compensation.
28	2025 PROXY STATEMENT	NKARTA, INC.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Drs. Dybbs and George and Ms. Thedinga served as members of our Compensation Committee during all of fiscal year 2024. None of the members of our Compensation Committee during fiscal year 2024 was or is an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the Board of Directors or compensation committee (or other Board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Board of Directors or Compensation Committee.

DIRECTOR COMPENSATION

Non-Employee Director Compensation
Under our Director Compensation Policy, annual compensation for the members of our Board of Directors who are not employed by us or any of our subsidiaries (referred to in this section as “non-employee directors”) consists of an annual cash retainer, an additional cash retainer for non-employee directors serving in certain positions as described below, and equity awards as described below. Members of the Board are also reimbursed for their reasonable out-of-pocket expenses, including travel and lodging, incurred in attending meetings of the Board and Board committees or in connection with board-related business, in each case consistent with our expense reimbursement policy. Our Board of Directors reserves the right to modify the Director Compensation Policy from time to time.
Annual Cash Retainers
Our current Director Compensation Policy provides annual cash retainers for our non-employee directors as follows:

Annual Retainer	$40,000
Additional Board Chair/Lead Independent Director Retainer	$30,000
Additional Committee Chair Retainers:
Audit Committee Chair	$15,000
Compensation Committee Chair	$12,000
Nominating and Governance Committee Chair	$10,000
Science and Technology Committee Chair	$12,000
Additional Committee Retainers:
Audit Committee	$7,500
Compensation Committee	$6,000
Nominating and Governance Committee	$5,000
Science and Technology Committee Chair	$6,000

These retainers are paid on a quarterly basis, in arrears, and are pro-rated if the director serves for a portion of a quarter in the applicable position.
NKARTA, INC.	2025 PROXY STATEMENT	29

DIRECTOR COMPENSATION
Equity Compensation
On the date of each annual meeting of the Company’s stockholders, each non-employee director continuing in office after the meeting will be granted an award of Company stock options (“Options”) to acquire a number of shares of Company common stock equal to the lesser of (a) 46,000(1) shares or (b) the number of shares that produce a grant date fair value for the award of approximately $270,000 (the lesser of (a) or (b), the “Share Number”); provided that, in the case of a director who joined our Board after the immediately preceding annual meeting of stockholders, the Share Number will be prorated for the days the director served prior to and including the date of the annual meeting at which the award is to be granted. As to the annual awards granted in 2024, each non-employee director continuing in office after the 2024 annual meeting of the Company’s stockholders was granted an award of Options to acquire 22,500 shares. Each such annual grant will be scheduled to vest on the first anniversary of the date of grant (or, if earlier, the day immediately preceding the first annual meeting to occur after the date of grant).
Upon a new non-employee director’s appointment or election to the Board, the director will generally be granted an award of Options to acquire a number of shares of Company common stock equal to the lesser of (a) 92,000(1) shares or (b) the number of shares that produce a grant date fair value for the award of approximately $540,000. Each such grant will be scheduled to vest as to one-third of the Options subject to the award on each of the first, second, and third anniversaries of the date of grant.
Options granted to our non-employee directors (to the extent then outstanding and unvested) will vest upon a change in control of the Company.
If a non-employee director is first elected to the Board at an annual meeting, the director will be entitled to an initial equity award as described above but generally will not be eligible for an annual equity award in connection with that annual meeting. Unless otherwise provided by the Board, an employee or former employee of the Company or one of its subsidiaries who ceases to be so employed and becomes a non-employee director will not be eligible for an initial equity award as described above but will be eligible for cash compensation and annual equity awards on the same basis as other non-employee directors.
(1)	This share limit to be proportionately adjusted for, and to mitigate the impact of, any stock split, reverse stock split, or stock dividend.
30	2025 PROXY STATEMENT	NKARTA, INC.

DIRECTOR COMPENSATION
Director Compensation Table - Fiscal Year 2024
The following table sets forth the total compensation paid to our non-employee directors for their service on our Board of Directors during fiscal year 2024. Mr. Hastings, who is employed by us, does not receive any additional compensation for his service on the Board.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(3)(4)	All Other Compensation ($)	Total ($)
Ali Behbahani, M.D., M.B.A.	85,774	—	119,104	—	204,878
Fouad Azzam, Ph.D., M.B.A.(1)	21,414	—	—	—	21,414
Michael Dybbs, Ph.D.	55,999	—	119,104	—	175,103
Simeon George, M.D., M.B.A.	45,138	—	119,104	—	164,242
Leone Patterson, M.B.A.	55,000	—	119,104	—	174,104
Zach Scheiner, Ph.D.	45,723	—	119,104	—	164,827
Angela Thedinga, M.B.A., M.P.H.	52,449	—	119,104	—	171,553
George Vratsanos, M.D., FACR(2)	25,249	—	243,135	—	268,384

(1)	Dr. Azzam’s term as a member of our Board of Directors expired on June 13, 2024 (the date of our 2024 annual meeting) and he did not stand for re-election.
(2)	Dr. Vratsanos was elected to our Board of Directors on June 13, 2024.
(3)
Represents the aggregate grant date fair value of stock options awarded to the non-employee director in 2024. On June 13, 2024, each of our non-employee directors then serving on our Board of Directors was granted an option to acquire 22,500 shares of Company common stock and each such non-employee director’s award had an aggregate grant date fair value of $119,104, except for Dr. Vratsanos, who in connection with his election to our Board of Directors, was instead granted an option on June 13, 2024 to acquire 45,000 shares of Company common stock and such award had an aggregate grant date fair value of $243,135.

These values have been determined under FASB ASC Topic 718, the principles used to calculate the grant date fair value of equity awards for purposes of our financial statements. For a discussion of the assumptions and methodologies used to calculate these amounts, please see the discussion of equity awards contained in Note 11, Share-Based Compensation, to our financial statements included in our annual report on Form 10-K for 2024, filed with the SEC on March 26, 2025. The amounts reported in this column reflect the accounting grant date fair value of the awards (or incremental fair value resulting from an award modification, as the case may be) and do not necessarily reflect the actual economic value that may be received by the non-employee directors upon exercise of the stock options.
(4)
The aggregate number of shares of Company common stock covered by the outstanding stock options held by each non-employee director as of December 31, 2024 were as set forth below. No non-employee director held any other Company equity awards as of that date.

Director	Number of Outstanding Stock Options as of 12/31/24
Ali Behbahani, M.D., M.B.A.	88,211
Fouad Azzam, Ph.D., M.B.A.	0
Michael Dybbs, Ph.D.	88,211
Simeon George, M.D., M.B.A.	88,211
Leone Patterson, M.B.A.	136,240
Zach Scheiner, Ph.D.	88,211
Angela Thedinga, M.B.A., M.P.H.	80,218
George Vratsanos, M.D., FACR	45,000
NKARTA, INC.	2025 PROXY STATEMENT	31

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock, as of April 10, 2025 unless otherwise indicated, by:
•	each person who we know beneficially owns more than 5% of our common stock;
•	each of our directors;
•	each Named Executive Officer as set forth in the Summary Compensation Table included in this Proxy Statement; and
•	all of our current directors and executive officers as a group.
The information below is based on 70,957,554 shares of our common stock outstanding as of April 10, 2025 and 3,000,031 shares that could be issued upon the exercise of Pre-Funded Warrants (as defined below).
We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules take into account shares of common stock issuable pursuant to the exercise of stock options that are either immediately exercisable or exercisable within 60 days of April 10, 2025 and RSUs that will vest within 60 days of April 10, 2025. These shares are deemed to be outstanding and beneficially owned by the person holding those options or RSUs for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in the following table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated, the address for each person or entity identified in the following table is 1150 Veterans Boulevard, South San Francisco, CA 94080.
32	2025 PROXY STATEMENT	NKARTA, INC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

	Amount of Beneficial Ownership	% of Class
>5% Stockholders
Entities affiliated with RA Capital(1)	13,893,371	18.8%
Tang Capital Management(2)	7,014,100	9.5%
BlackRock Inc.(3)	4,222,504	5.7%
Citadel Advisors LLC(4)	3,819,867	5.2%
Samsara BioCapital, L.P.(5)	3,768,035	5.1%
Named Executive Officers and Directors
Paul Hastings(6)	1,913,514	2.6%
Nadir Mahmood(7)	41,668	*
David Shook(8)	319,566	*
Ali Behbahani(9)	88,211	*
Michael Dybbs(10)	88,211	*
Simeon George(11)	3,421,544	4.6%
Leone Patterson(12)	136,240	*
Zachary Scheiner(13)	88,211	*
Angela Thedinga(14)	80,218	*
George Vratsanos(15)	45,000	*
All executive officers and directors as a group (10 persons total)(16)	6,222,383	8.4%
*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.
(1)
Based on the Schedule 13D/A as of March 27, 2024, filed with the SEC on March 29, 2024 by RA Capital Management, L.P. (“RA Capital”), RA Capital Healthcare Fund, L.P. (the “Fund”), Dr. Peter Kolchinsky, and Mr. Rajeev Shah, and updated for information of which the Company is aware, consists of 10,050,818 shares held by the Fund, 754,311 shares held by RA Capital Nexus Fund, L.P. (the “Nexus Fund”), 3,000,031 shares of common stock issuable upon exercise of pre-funded warrants (the “Pre-Funded Warrants”), which were immediately exercisable in full as of the date of the Schedule 13D/A, and 88,211 vested stock options (right to buy) held by Dr. Zachary Scheiner for the benefit of RA Capital which are exercisable within 60 days of April 10, 2025. RA Capital Healthcare Fund GP, LLC is the general partner of the Fund and RA Capital Nexus Fund GP, LLC is the general partner of the Nexus Fund. RA Capital is the investment manager of the Fund and Nexus Fund and may be deemed an indirect beneficial owner of any shares held by the Fund and the Nexus Fund. The Fund and Nexus Fund have delegated to RA Capital the sole voting and dispositive power with respect to the shares held by the Fund and the Nexus Fund, and accordingly, the Fund and the Nexus Fund disclaim beneficial ownership of the shares they hold. The general partner of RA Capital is RA Capital Management GP, LLC, of which Dr. Kolchinsky and Mr. Shah are the managing members. As such, Dr. Kolchinsky, and Mr. Shah may be deemed indirect beneficial owners of the shares held by the Fund and the Nexus Fund. RA Capital, Dr. Kolchinsky, and Mr. Shah expressly disclaim beneficial ownership over all shares held by the Fund and the Nexus Fund except to the extent of their pecuniary interest therein. The address for RA Capital, the Fund, Dr. Kolchinsky and Mr. Shah is 200 Berkeley Street, 18th Floor, Boston, Massachusetts 02116. The Schedule 13D/A states that the Pre-Funded Warrants held by the Fund may only be exercised to such an extent that the exercise of the Pre-Funded Warrants would not cause the Fund to own more than 19.99% of the number of shares of common stock outstanding immediately after giving effect to such exercise.

(2)
Based on the Schedule 13G filed with the SEC on January 27, 2025 by Tang Capital Management, LLC (“TCM”), Mr. Kevin Tang, Tang Capital Partners, LP (“TCP”), Tang Capital Partners International, LP (“TCPI”), Tang Capital Partners III, Inc. (“TCP III”), and Tang Capital Partners IV, Inc. (“TCP IV”), which reported that as of January 17, 2025, TCM, Mr. Tang, TCP, and TCPI had shared voting and dispositive power over 7,014,100 shares of our common stock. The address of TCM, Mr. Tang, TCP and TCPI is 4747 Executive Drive, Suite 210, San Diego, California 92121. The address of TCP III and TCP IV is 5955 Edmond Street, Las Vegas, Nevada 89118.

(3)
Based on the Schedule 13G filed with the SEC on November 8, 2024 by BlackRock, Inc. (“BlackRock”), which reported that, as of November 8, 2024, BlackRock had sole voting power over 4,101,298 shares of our common stock and sole dispositive power over 4,222,504 shares of our common stock. The address of BlackRock is 50 Hudson Yards, New York, New York 10001.

NKARTA, INC.	2025 PROXY STATEMENT	33

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
(4)
Based on the Schedule 13G as of December 6, 2024 filed with the SEC on December 13, 2024 by Citadel Advisors LLC (“Citadel Advisors”), Citadel Advisors Holdings LP (“CAH”), Citadel GP LLC (“CGP”), Citadel Securities LLC (“Citadel Securities”), Citadel Securities Group LP (“CALC4”), Citadel Securities GP LLC (“CSGP”) and Mr. Kenneth Griffin with respect to the shares of our common stock owned by Citadel Multi-Strategy Equities Master Fund Ltd. (“CM”), Citadel Securities and CRBU Holdings LLC (“CRBH”). Citadel Securities has shared voting and dispositive power over 33,131 shares of our common stock. CALC4 and CSGP have shared voting and dispositive power over 659,086 shares of our common stock. Mr. Griffin has shared voting and dispositive power over 3,819,867 shares of our common stock. Citadel Advisors is the portfolio manager for CM. CAH is the sole member of Citadel Advisors. CGP is the general partner of CAH. CALC4 is the non-member manager of Citadel Securities and CRBH. CSGP is the general partner of CALC4. Mr. Griffin is the President and Chief Executive Officer of CGP, and owns a controlling interest in CGP and CSGP. Citadel Advisors, CAH, and CGP have shared voting and dispositive power over 3,160,781 shares of our common stock. The address of each of Citadel Advisors, CAH, CGP, Citadel Securities, CALC4, CSGP and Mr. Griffin is Southeast Financial Center, 200 S. Biscayne Blvd., Suite 3300, Miami, Florida 33131.

(5)
Based on the Schedule 13D/A filed with the SEC on March 29, 2024 by Samsara BioCapital, L.P. (“Samsara LP”), Samsara BioCapital GP LLC (“Samsara GP”), and Dr. Srinivas Akkaraju, which reported that, as of March 27, 2024, Samsara LP, Samsara GP, and Dr. Akkaraju have shared voting and dispositive power over 3,768,035 shares of our common stock. The sole general partner of Samsara LP is Samsara GP, and, accordingly, Samsara GP may be deemed to beneficially own the Samsara LP shares. As a managing member of Samsara GP, Dr. Akkaraju may be deemed to beneficially own the shares held by Samsara LP. The address of Samsara LP, Samsara GP, and Dr. Akkaraju is 628 Middlefield Road, Palo Alto, California 94301.

(6)	Consists of 109,134 shares of our common stock and 1,804,380 shares issuable pursuant to outstanding options to purchase our common stock which are exercisable within 60 days of April 10, 2025.
(7)	Consists of 31,376 shares of our common stock and 10,292 shares issuable pursuant to outstanding options to purchase our common stock which are exercisable within 60 days of April 10, 2025.
(8)	Consists of 37,369 shares of our common stock and 282,197 shares issuable pursuant to outstanding options to purchase our common stock which are exercisable within 60 days of April 10, 2025.
(9)	Consists of 88,211 shares issuable pursuant to outstanding options to purchase our common stock which are exercisable within 60 days of April 10, 2025.
(10)
Consists of 88,211 shares issuable pursuant to outstanding options to purchase our common stock which are exercisable within 60 days of April 10, 2025. Dr. Dybbs is a manager of Samsara GP LLC; however, he does not have or share voting or dispositive power over the shares held by Samsara LP referenced in footnote 5 above.

(11)
Consists of 88,211 shares issuable pursuant to outstanding options to purchase our common stock which are exercisable within 60 days of April 10, 2025. As reported on the Form 4 filed with the SEC on March 28, 2024 by Dr. George, also consists of 1,548,341 shares held directly by SR One Capital Opportunities Fund I, LP (“Opportunities Fund I”), 451,659 shares held directly by SR One Capital Fund II Aggregator, LP (“Fund II Aggregator”), 666,667 shares held directly by SR One Co-Invest IX, LLC (“Co-Invest IX”), and 666,666 shares held directly by SR One Co-Invest X, LLC (“Co-Invest X”), as reported on the Form 4 filed by Simeon George of March 28, 2024. SR One Capital Opportunities Partners I, LP is the sole general partner of Opportunities Fund I. SR One Capital Partners II, LP is the sole general partner of Fund II Aggregator. SR One Co-Invest IX Manager, LLC is the managing member of Co-Invest IX. SR One Co-Invest X Manager, LLC is the managing member of Co-Invest X. Dr. George is the Managing Member of SR One Capital Management, LLC (“Capital Management”), which is the sole general partner of each of SR One Capital Opportunities Partners I, LP and SR One Capital Partners II, LP and the managing member of each of SR One Co-Invest IX Manager, LLC and SR One Co-Invest X Manager, LLC. Each of SR One Capital Opportunities Partners I, LP, Capital Management and Dr. George may each be deemed to have shared power to vote or dispose of the shares directly held by Opportunities Fund I, and each disclaims beneficial ownership of the shares except to the extent of any pecuniary interest therein. Each of SR One Capital Partners II, LP, Capital Management and Dr. George may each be deemed to have shared power to vote or dispose of the shares directly held by Fund II Aggregator, and each disclaims beneficial ownership of the shares except to the extent of any pecuniary interest therein. Each of SR One Co-Invest IX Manager, LLC, Capital Management and Dr. George may each be deemed to have shared power to vote or dispose of the shares directly held by Co-Invest IX, and each disclaims beneficial ownership of the shares except to the extent of any pecuniary interest therein. Each of SR One Co-Invest X Manager, LLC, Capital Management, and Dr. George may each be deemed to have shared power to vote or dispose of the shares held directly by Co-Invest X, and each disclaims beneficial ownership of the shares except to the extent of any pecuniary interest therein.

(12)	Consists of 136,240 shares issuable pursuant to outstanding options to purchase our common stock which are exercisable within 60 days of April 10, 2025.
34	2025 PROXY STATEMENT	NKARTA, INC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
(13)
Consists of 88,211 shares issuable pursuant to outstanding options to purchase our common stock which are exercisable within 60 days of April 10, 2025. Dr. Scheiner is employed as a principal at RA Capital Management, L.P. Dr. Scheiner does not have voting or dispositive control over the shares held by RA Capital referenced in footnote 1 above.

(14)	Consists of 80,218 shares issuable pursuant to outstanding options to purchase our common stock which are exercisable within 60 days of April 10, 2025.
(15)	Consists of 45,000 shares issuable pursuant to outstanding options to purchase our common stock which are exercisable within 60 days of April 10, 2025.
(16)
Consists of 3,511,212 shares of our common stock and 2,711,171 shares issuable to our current directors and executive officers pursuant to outstanding options to purchase our common stock which are exercisable within 60 days of April 10, 2025.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports of ownership and changes in ownership with the SEC.
Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments to those forms filed with the SEC and written representations made to us by our executive officers and directors, we believe that, during the year ended December 31, 2024, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were met, with the exception of one Form 4 by David Shook on July 31, 2024 reporting one transaction.
NKARTA, INC.	2025 PROXY STATEMENT	35

REPORT OF AUDIT COMMITTEE

The Audit Committee assists the Board in its oversight of the Company’s financial statements and reporting process, audit process and internal controls. The Audit Committee operates under a written charter adopted by the Board, which describes this and the other responsibilities of the Audit Committee. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue a report thereon.
The Audit Committee has reviewed and discussed the Company’s audited financial statements with management, which has primary responsibility for the financial statements. Ernst & Young LLP, the Company’s independent registered public accounting firm for fiscal year 2024, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles and the effectiveness of its internal control over financial reporting. The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the PCAOB and SEC. The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP its independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s 2024 Annual Report on Form 10-K for filing with the SEC. The Audit Committee also appointed Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 and is seeking ratification of such selection by the Company’s stockholders at the Annual Meeting.
AUDIT COMMITTEE
Leone Patterson (Chair)
Angela Thedinga
Ali Behbahani
March 24, 2025
The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.
36	2025 PROXY STATEMENT	NKARTA, INC.

PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2025. UNLESS OTHERWISE INSTRUCTED, THE PROXY HOLDERS WILL VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP ON BEHALF OF STOCKHOLDERS THAT GRANTED A PROXY.

The Audit Committee of our Board of Directors has appointed Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025. We are not required to submit the appointment of Ernst & Young LLP for stockholder approval, but our Board of Directors has elected to seek ratification of the appointment of our independent registered public accounting firm by the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on the proposal at the Annual Meeting. If our stockholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider its appointment of Ernst & Young LLP and will either continue to retain this firm or appoint a new independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interests and the best interests of our stockholders.
We expect one or more representatives of Ernst & Young LLP to participate in the Annual Meeting and they will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
The aggregate fees billed to us for the fiscal year ended December 31, 2024 and 2023 by our independent registered public accounting firm, Ernst & Young LLP, are as follows:

	2024	2023
Audit Fees(1)	$1,096,000	$909,900
Audit-Related Fees	—	—
Tax Fees(2)	—	—
All Other Fees	—	—
Total Fees	$1,096,000	$909,900
(1)
Audit Fees represents the aggregate fees billed to us by Ernst & Young LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2024 and 2023, for the reviews of our financial statements included in our Form 10-Q filings for each fiscal quarter, and for procedures performed with respect to registration statements.

(2)	Tax Fees represent fees associated with tax advice.
NKARTA, INC.	2025 PROXY STATEMENT	37

PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Audit Committee Pre-Approval Policies and Procedures
The Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee at least annually reviews and provides general pre-approval for the services that may be provided by the independent registered public accounting firm.
All services performed and related fees billed by Ernst & Young LLP during fiscal year 2024 and fiscal year 2023 were pre-approved by the Audit Committee pursuant to the foregoing pre-approval policy of the Audit Committee.
38	2025 PROXY STATEMENT	NKARTA, INC.

TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures Regarding Related Party Transactions
We have adopted a formal written related person transactions policy, which sets forth our policies and procedures regarding the identification, review, consideration, approval, and oversight of “related person transactions.” For purposes of our policy only, a “related person transaction” is any transaction, arrangement, or relationship (or any series of similar transactions, arrangements, or relationships) in which we were, are or will be a participant, the amount involved exceeds $120,000 and a related person had, has, or will have a direct or indirect material interest. Among others, transactions involving certain compensation for services provided to us as an executive officer or director are not covered by this policy. A “related person,” as determined at any time since the beginning of our last fiscal year, includes any executive officer, director, or nominee to become director, and any holder of more than 5% of our common stock, including any immediate family members of such persons. Any related person transaction may only be consummated if approved or ratified by our Audit Committee in accordance with the policy guidelines set forth below.
Under the policy, where a transaction has been identified as a related person transaction, our Audit Committee will review all relevant information available to it about the related person transaction. In considering related person transactions, our Audit Committee takes into account the relevant available facts and circumstances including, but not limited to, whether the terms of such transaction are no less favorable to the Company than terms that could have been reached with an unrelated third party. In the event a director has an interest in the proposed transaction, the director must abstain from voting on the approval of the transaction but may, if so requested, participate in some or all of the Board’s discussions of the transaction.
NKARTA, INC.	2025 PROXY STATEMENT	39

TRANSACTIONS WITH RELATED PERSONS
Certain Relations and Related Party Transactions
The following is a summary of transactions since January 1, 2023 that we have been a party to and the amount involved exceeded $120,000 and in which any of our executive officers, directors, promoters, or beneficial holders of more than 5% of our capital stock had or will have a direct or indirect material interest, other than compensation arrangements.
March 2024 Offering
On March 27, 2024, we completed an underwritten offering of 21,010,000 shares of common stock at a price of $10.00 per share and pre-funded warrants to purchase 3,000,031 shares of common stock at a price of $9.9999 per warrant, which represents the per share offering price for the common stock less the $0.0001 per share exercise price for gross proceeds of approximately $240.1 million before deducting underwriting discounts and commissions and offering expenses.
The following table sets forth the number of shares acquired in the March 2024 Offering by entities that are or were represented on our Board of Directors or who beneficially owned more than 5% of our capital stock immediately following the March 2024 Offering:

Stockholder	Amount of Shares Acquired	Amount of Pre-Funded Warrants Acquired	Aggregated Purchase Price
RA Capital Management, LP(1)	3,000,000	3,000,031	$60,000,000
Samsara BioCapital, LP(2)	900,000		$9,000,000
SR One Capital Management, LP(3)	2,000,000		$20,000,000
Adage Capital Partners, LP	2,000,000		$20,000,000
Boxer Capital, LLC	900,000		$9,000,000
Commodore Capital LP	1,250,000		$12,500,000
Deerfield Partners, LP	2,000,000		$20,000,000

(1)	Zachary Scheiner, who is a member of our Board, is a partner at RA Capital Management, LP
(2)	Michael Dybbs, who is a member of our Board, is a partner at Samsara BioCapital, LP.
(3)	Simeon George, who is a member of our Board, is the Chief Executive Officer of SR One Capital Management, LP.
40	2025 PROXY STATEMENT	NKARTA, INC.

PROPOSALS OF STOCKHOLDERS AND DIRECTOR NOMINATIONS FOR 2026 ANNUAL MEETING

Requirements for Proposals to be Considered for Inclusion in Proxy Materials. For your proposal to be considered for inclusion in the proxy statement for our 2026 annual meeting of stockholders, your written proposal must be received by our Corporate Secretary at our principal executive offices no later than December 22, 2025 and must comply with Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. If we change the date of the 2026 annual meeting of stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, your written proposal must be received a reasonable time before we begin to print and mail our proxy materials for the 2026 annual meeting of stockholders.
Nominations of Director Candidates and Proposals Not Intended for Inclusion in Proxy Materials. If you intend to nominate an individual for election to our Board of Directors at our 2026 annual meeting of stockholders or wish to present a proposal at the 2026 annual meeting of stockholders but do not intend for such proposal to be included in the proxy statement for such meeting, our Bylaws require that, among other things, stockholders give written notice of the nomination or proposal to our Corporate Secretary at our principal executive offices no later than March 7, 2026 (the 90th day before the first anniversary of the date of the preceding year’s annual meeting) nor earlier than February 5, 2026 (the 120th day before the first anniversary of the date of the preceding year’s annual meeting) for the Annual Meeting. Notwithstanding the foregoing, in the event that we change the date of the 2026 annual meeting of stockholders to a date that is more than 30 days before or more than 60 days after the anniversary of the Annual Meeting, written notice by a stockholder must be given no earlier than the close of business 120 days prior to the date of the 2026 annual meeting of stockholders and no later than the close of business on the later of 90 days prior to the date of the 2026 annual meeting of stockholders and the tenth day following the day on which public announcement of the 2026 annual meeting of stockholders is made. Stockholder proposals not intended to be included in the proxy statement or nominations for director candidates that do not meet the notice requirements set forth above and further described in Section 2.4 or 2.5 of our Bylaws, as appropriate, will not be acted upon at the 2026 annual meeting of stockholders.
In addition, a stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees at the 2026 annual meeting of stockholder must provide written notice to our Corporate Secretary setting forth the information required by Rule 14a-19 under the Exchange Act, unless the required information has been provided in a preliminary or definitive proxy statement previously filed by the stockholder. Such written notice must be provided in accordance with Rule 14a-19 no later than April 6, 2026. If we change the date of the 2026 annual meeting of stockholders by more than 30 days from the date of the anniversary of this year’s annual meeting, your written notice must be received by the later of 60 days prior to the date of the 2026 annual meeting of stockholders or the 10th calendar day following the day on which public announcement of the date of the 2026 annual meeting of stockholders is first made. The notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under our Bylaws as noted above.
NKARTA, INC.	2025 PROXY STATEMENT	41

OTHER MATTERS

We do not know of any other matter that will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting or any adjournment(s) or postponement(s) thereof, which may properly be acted upon, the proxyholders named in the proxies solicited by the Board of Directors will have the authority to vote all shares of stockholders who granted such proxies with respect to such matters in their discretion, and it is their intention to vote such shares in accordance with the recommendation of the Board of Directors.
As permitted by the Exchange Act, only one copy of our proxy materials is being delivered to stockholders of record residing at the same address and who did not receive a Notice of Internet Availability or otherwise receive their proxy materials electronically, unless such stockholders have notified us of their desire to receive multiple copies of our proxy materials. This is known as householding. We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any stockholder residing at an address to which only one copy was mailed. Stockholders who currently receive multiple copies of proxy materials at their address and would like to request householding of their communications should contact us. Requests for additional copies or requests for householding for this year or future years should be directed in writing to Householding Department of Broadridge Financial Solutions, Inc. at 51 Mercedes Way, Edgewood, New York 11717, or at 1-866-540-7095.

ANNUAL REPORT TO STOCKHOLDERS

Our 2024 Annual Report has been posted on our corporate website at https://ir.nkartatx.com/ and on the Internet at www.proxyvote.com. For stockholders receiving a Notice of Internet Availability, instructions on how to request a printed copy of our proxy materials and 2024 Annual Report are included in the Notice of Internet Availability. Stockholders receiving a printed copy of this Proxy Statement have also received a copy of our 2024 Annual Report. We will provide, without charge, a copy of our 2024 Annual Report for the fiscal year ended December 31, 2024 (including the financial statements but excluding the exhibits thereto) upon the written request of any stockholder or beneficial owner of our common stock. Requests should be directed to our Corporate Secretary at the following address:
Nkarta, Inc.
1150 Veterans Boulevard
South San Francisco, CA 94080
42	2025 PROXY STATEMENT	NKARTA, INC.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

We are using the SEC rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) instead of a printed copy of this Proxy Statement and our 2024 Annual Report, while brokers, banks, and other nominees who hold shares on behalf of beneficial owners will be sending their own similar Notice of Internet Availability to beneficial owners. The Notice of Internet Availability contains instructions on how stockholders can access those documents over the Internet and vote their shares. The Notice of Internet Availability also contains instructions on how each of those stockholders can receive a printed copy of our proxy materials, including this Proxy Statement, our 2024 Annual Report, and a proxy card or voting instruction form. All stockholders who do not receive a Notice of Internet Availability or a copy of the proxy materials by email will receive a printed copy of the proxy materials by mail. We believe this process will expedite stockholders’ receipt of proxy materials, lower the costs of our Annual Meeting, and conserve natural resources.
We are first mailing the Notice of Internet Availability to our stockholders on or about April 21, 2025.
What items of business will be voted on at the Annual Meeting?
The items of business scheduled to be voted on at the Annual Meeting are:
1.
The election of three Class II director nominees named in this Proxy Statement to serve until our 2028 annual meeting of stockholders and until their respective successors are duly elected and qualified (“Proposal 1”); and

2.	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025 (“Proposal 2”).
Stockholders will also be asked to consider and transact such other business as may properly come before the Annual Meeting or any postponement or adjournment of the meeting.
How does the Board of Directors recommend I vote on these proposals?
Our Board of Directors recommends that you vote your shares:
1.	“FOR ALL” of the following director nominees named in this Proxy Statement to be elected to the Board of Directors: Michael Dybbs, Simeon George, and Leone Patterson; and
2.	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025.
Who is entitled to vote?
Only stockholders of record at the close of business on April 10, 2025 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 70,957,554 shares of our common stock outstanding and entitled to vote at the Annual Meeting.
NKARTA, INC.	2025 PROXY STATEMENT	43

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING
What is the difference between a “beneficial owner” and a “stockholder of record”?
Whether you are a “beneficial owner” or a “stockholder of record” with respect to your shares depends on how you hold your shares:
•
Beneficial Owners. Most of our stockholders hold their shares through a broker, bank, or other nominee (that is, in “street name”) rather than directly in their own names. If you hold shares in street name, you are a “beneficial owner” of those shares, and the Notice of Internet Availability or a complete set of the proxy materials, together with a voting instruction form, will be forwarded to you by your broker, bank, or other nominee.

•
Stockholders of Record. If you hold shares directly in your name with our stock transfer agent, Equiniti Trust Company, LLC, you are considered the “stockholder of record” with respect to those shares, and the Notice of Internet Availability or a complete set of the proxy materials, together with a proxy card, have been sent directly to you by the Company.

Can I attend the Annual Meeting?
We will be hosting the Annual Meeting live via the Internet. You will not be able to attend the Annual Meeting in person. Any stockholder can listen to and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/NKTX2025. Our Board annually considers the appropriate format of our Annual Meeting. Our virtual Annual Meeting allows stockholders to submit questions and comments before and during the meeting. After all proposals are presented at the meeting, we will spend up to 15 minutes answering stockholder questions that comply with the meeting rules of conduct, which will be posted on the virtual meeting web portal. To the extent time doesn’t allow us to answer all of the appropriately submitted questions, we will answer them in writing on our investor relations website, at https://ir.nkartatx.com/, soon after the meeting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
The Annual Meeting webcast will begin promptly at 1:00 p.m., Pacific Time. We encourage you to access the Annual Meeting webcast prior to the start time. Online check-in will begin, and stockholders may begin submitting written questions, at 12:45 p.m., Pacific Time, and you should allow ample time for the check-in procedures.
What does it mean if I receive more than one Notice of Internet Availability, proxy card, or voting instruction form?
If you receive more than one Notice, proxy card, or voting instruction form, your shares may be registered in more than one name or held in different accounts. Please follow the voting instructions on each Notice, proxy card, or voting instruction form to ensure that all of your shares are voted.
44	2025 PROXY STATEMENT	NKARTA, INC.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING
What do I need in order to be able to participate in the Annual Meeting?
You will need the control number included on your Notice of Internet Availability or your proxy card or voting instruction form (if you received a printed copy of the proxy materials) or included in the email to you if you received the proxy materials by email in order to be able to vote your shares or submit questions during the Annual Meeting. If you do not have your control number, you will be able to access and listen to the Annual Meeting, but you will not be able to vote your shares or submit questions during the Annual Meeting.
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the log in page at www.virtualshareholdermeeting.com/NKTX2025.
Why is the Company holding the Annual Meeting virtually?
We are embracing technology to provide expanded access, improved communication, reduced environmental impact, and cost savings for our stockholders and the Company. Hosting a virtual meeting enables increased stockholder attendance and participation since stockholders can participate and ask questions from any location around the world and provides us an opportunity to give thoughtful responses. In addition, we intend the virtual meeting format to provide stockholders with a similar level of transparency to the traditional in-person meeting format, and we take steps to ensure such an experience. Our stockholders will be afforded the same opportunities to participate at the virtual Annual Meeting as they would at an in-person annual meeting of stockholders.
NKARTA, INC.	2025 PROXY STATEMENT	45

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING
How do I vote and what are the voting deadlines?
•
Beneficial Owners. If you are a beneficial owner of your shares, you should have received a Notice of Internet Availability or voting instruction form from the broker, bank, or other nominee holding your shares. You should follow the instructions in the Notice of Internet Availability or voting instruction form in order to instruct your broker, bank, or other nominee on how to vote your shares. The availability of telephone and Internet voting will depend on the voting process of the broker, bank, or nominee. You may also vote your shares while participating in the Annual Meeting if you have a valid proxy provided by your broker, bank, or other nominee. Instructions on how to vote while participating in the Annual Meeting live via the Internet will be posted at www.virtualshareholdermeeting.com/NKTX2025.

•	Stockholders of Record. If you are a stockholder of record, there are several ways to direct how your shares are voted at the Annual Meeting.
Via the Internet. You may submit a proxy over the Internet at www.proxyvote.com 24 hours a day, seven days a week. You will need the control number included on your Notice of Internet Availability or your proxy card (if you received a printed copy of the proxy materials). Proxies submitted through the Internet must be received by 11:59 p.m., Eastern Time, on June 4, 2025.
By Telephone. You may submit a proxy using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the control number included on your Notice of Internet Availability or your proxy card (if you received a printed copy of the proxy materials). Proxies submitted by telephone must be received by 11:59 p.m., Eastern Time, on June 4, 2025.
By Mail. If you received printed proxy materials, you may direct how your shares are voted at the Annual Meeting by completing, signing, and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than June 4, 2025 to be voted at the Annual Meeting.
During the Annual Meeting. Instructions on how to vote while participating in the Annual Meeting live via the Internet will be posted at www.virtualshareholdermeeting.com/NKTX2025.
If you submit a proxy via the Internet or by telephone, your voting instructions authorize the proxy holders in the same manner as if you signed, dated, and returned your proxy card. If you submit a proxy via the Internet or by telephone, you do not need to return your proxy card.
46	2025 PROXY STATEMENT	NKARTA, INC.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING
Can I revoke or change my vote after I submitted my proxy?
•
Beneficial Owners. If you are a beneficial owner of your shares, you must contact the broker, bank, or other nominee holding your shares and follow their instructions for revoking or changing your vote.

•	Stockholders of Record. If you are a stockholder of record, you may change or revoke a previously submitted proxy at any time before it is voted at the Annual Meeting by:
•	signing and returning a new proxy card with a later date;
•	submitting a later-dated vote by telephone or via the Internet – only your latest Internet or telephone proxy received by 11:59 p.m., Eastern Time, on June 4, 2025, will be counted;
•	participating in the Annual Meeting live via the Internet and voting your shares electronically at the Annual Meeting; or
•	delivering a written revocation to our Corporate Secretary at our principal executive office to be received before the voting at the Annual Meeting.
How will my shares be voted if I do not provide specific voting instructions in the proxy I submit?
If you are a stockholder of record and you submit a signed proxy but do not indicate your specific voting instructions on one or more of the proposals listed in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, your shares will be voted as recommended by our Board of Directors on those proposals and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.
How many shares must be present or represented to conduct business at the Annual Meeting?
The holders of a majority of our shares of common stock issued and outstanding on the Record Date and entitled to vote at the Annual Meeting, present or represented by proxy at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting and any postponements or adjournments thereof. If you submit a proxy or voting instructions, your shares will be counted for purposes of determining the presence or absence of a quorum, even if you abstain from voting your shares. If a broker indicates on a proxy that it lacks discretionary authority to vote your shares on a particular matter, commonly referred to as “broker non-votes,” those shares will also be counted for purposes of determining the presence of a quorum at the Annual Meeting. If a quorum is not present, our Bylaws provide that the Annual Meeting may be adjourned by the chairperson of the meeting or by stockholders present or represented by proxy and entitled to vote at the Annual Meeting.
NKARTA, INC.	2025 PROXY STATEMENT	47

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING
What vote is required to approve each of the proposals?
Each share of our common stock outstanding at the close of business on the Record Date is entitled to one vote on each of the three director nominees and one vote on each other matter that may be presented for consideration and action by the stockholders at the Annual Meeting.
For purposes of Proposal 1 (election of directors), you may vote FOR ALL of the nominees, WITHHOLD your vote from all of the nominees, or WITHHOLD your vote from any one of the nominees. Our Bylaws provide for a plurality voting standard for the election of directors. Under this voting standard, the three director nominees receiving the highest number of affirmative votes will be elected as Class II directors to serve until the 2028 annual meeting of stockholders and until their respective successors are duly elected and qualified.
For purposes of Proposal 2 (ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm), you may vote FOR, AGAINST, or ABSTAIN. Approval of this proposal requires the affirmative vote of the holders of a majority of the voting power of the votes cast affirmatively or negatively at the Annual Meeting by the holders entitled to vote thereon.
Please be aware that Proposal 2 is advisory only and is not binding on the Company. Our Board of Directors will consider the outcome of the vote on this item in considering what action, if any, should be taken in response to the advisory vote by stockholders.
48	2025 PROXY STATEMENT	NKARTA, INC.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING
What effect do withhold votes, abstentions and broker non-votes have on the proposals?
For Proposal 1 (election of directors), shares voted “WITHHOLD” will not be counted in determining the outcome of a director nominee’s election. For Proposal 2 (ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm), a vote to “ABSTAIN” with respect to the proposal is not treated as a vote cast and will not be counted in determining the outcome of the vote on this proposal.
If you are a beneficial stockholder that holds your shares through a brokerage account and you do not submit voting instructions to your broker, your broker may generally vote your shares in its discretion on routine matters. However, a broker cannot vote shares held for a beneficial stockholder on non-routine matters, unless the broker receives voting instructions from the beneficial stockholder. Proposal 2 (ratification of Ernst & Young LLP as our independent registered public accounting firm) is considered routine and may be voted upon by your broker if you do not submit voting instructions. Proposal 1 (election of directors) is considered non-routine.
Consequently, if you hold your shares through a brokerage account and do not submit voting instructions to your broker, your broker may exercise its discretion to vote your shares on Proposal 2 but will not be permitted to vote your shares on Proposal 1. If your broker exercises this discretion, your shares will be voted on Proposal 2 in the manner directed by your broker, but your shares will constitute a broker non-vote on Proposal 1 and will not be counted in determining the outcome of Proposal 1.
Who will bear the costs of solicitation?
The accompanying proxy is being solicited on behalf of our Board of Directors. The cost of preparing, assembling, and mailing the Notice of Annual Meeting of Stockholders, the Notice of Internet Availability, this Proxy Statement and form of proxy and the 2024 Annual Report, the cost of making such materials available on the Internet, and the cost of soliciting proxies and holding our virtual meeting of stockholders will be paid by us. In addition to use of the mails, we may solicit proxies in person or by telephone, facsimile, or other means of communication by certain of our directors, officers, and regular employees who will not receive any additional compensation for such solicitation. We will also reimburse brokers or other persons holding our common stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals.
NKARTA, INC.	2025 PROXY STATEMENT	49

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NKTX2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V72367-P28174 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NKARTA, INC.

The Board of Directors recommends you vote FOR ALL the following:

	For All	Withhold All	For All Except
1. Election of three directors to serve until the company's 2028 annual meeting of stockholders and until their respective successors are duly elected and qualified:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01) Michael Dybbs, Ph.D.
02) Simeon George, M.D., M.B.A.
03) Leone Patterson, M.B.A.

The Board of Directors recommends you vote FOR the following proposal:

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and 2024 Annual Report to stockholders are available at www.proxyvote.com.

V72368-P28174

NKARTA, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
JUNE 5, 2025

The undersigned stockholder(s) hereby appoint(s) Paul Hastings and Nadir Mahmood, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this card, all of the shares of Common Stock of Nkarta, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 p.m., Pacific Time on Thursday, June 5, 2025, via live webcast at www.virtualshareholdermeeting.com/NKTX2025, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR ELECTION TO THE BOARD OF DIRECTORS AND FOR PROPOSAL 2. WHETHER OR NOT DIRECTION IS MADE, EACH OF THE PROXIES IS AUTHORIZED TO VOTE IN HIS DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE